[Compass Graphic]


                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS





                        ANNUAL REPORT o DECEMBER 31, 1997




                     Capital Appreciation Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account
                      World Governments Variable Account

                 ---------------------------------------------
                  NOT FDIC INSURED             MAY LOSE VALUE
                               NO BANK GUARANTEE
                 ---------------------------------------------



                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                            Sun Life Assurance Company of Canada

MFS Mourns Chairman's Passing

It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment ManagementSM. Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998, as long-term interest rates have declined and the money supply is increasing at a rapid rate. While economic growth in the United States continues to be impressive, this is being partially offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

Global Outlook

The second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

Bond Market

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

Stock Market

The extreme volatility seen in the U.S. equity market this fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in emerging markets and the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits under question due to the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

Specific information on each Account's performance and our current investment strategy are provided on the following pages. The performance figures provided in the discussion do not reflect the deduction of separate account charges. Results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the
Board of Managers,

/s/ John D. McNeil
------------------
John D. McNeil
Chairman

January 12, 1998


Capital Appreciation Variable Account

For the year ended December 31, 1997, the Account provided a total return of 23.57%, compared to a return of 33.36% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. Although the Account underperformed its benchmark, the S&P 500 was by far the best-performing index last year. The average growth stock fund (as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance) returned 28.08%. The Account's performance was more favorable through October, before its technology holdings were impacted by the Asian economic and currency crisis. The Account's leisure, financial services, and retailing holdings, however, helped performance.

The objective of the Account is to seek capital appreciation. The account focuses on companies exhibiting five key characteristics. The first is good earnings growth. The second is quality management. The third is positive secular trends, which for the Account means staying with technology. Fourth, we look for companies that are in good financial shape; that is, that have good balance sheets and are generating positive cash flows. Fifth, we try to invest in companies during periods of valuation weakness.

The Account's largest holding is Tyco International, a company that has strong earnings growth of about 20% per year, quality management, a good balance sheet, and positive secular trends in its businesses, such as fire safety, which continues to see strong growth both in installation and service. The Account's second-largest holding, HFS, has gone through a number of consolidations and acquisitions. Most recently, it merged with CUC International, a consumer membership club and Internet shopping company, and with this merger it changed its name to Cendant Corp. We believe the company's earnings growth should run 25% to 30% per year over the next couple of years, while its price-to-earnings ratio is in the mid-20s, so we believe that it still has good growth potential in relation to its value.

Going forward, we anticipate continued economic growth, although it could slow in the first half of 1998. But that means interest rates should come down, which should support current price-to-earnings ratios. However, more moderate growth in the first half could lead to some earnings disappointments. The key will be to focus on companies that can deliver the earnings.

Government Securities Variable Account

For the year ended December 31, 1997, the Account provided a total return of 8.66%, compared to a return of 9.49% for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The portfolio is currently positioned for stable interest rates over the near term. The Account has reduced both its positioning for a flatter yield curve and its overweighting in mortgage-backed securities. Yield curve positioning will present an excellent opportunity as the market assesses U.S. growth and the global need for liquidity.

The portfolio duration rate is currently 4.2%, versus a duration rate of 4.3% for the Lehman Index. Cash positions are usually low and are currently at 5%. The portfolio is invested 39% in U.S. Treasuries, with a market weighting across the yield curve. The portfolio also contains a 2.1% agency allocation, which is mostly invested in intermediate-term agency debentures and Small Business Association loans.

The greatest change in the portfolio has been the reduction in the holdings of U.S. agency mortgage-backed pass-through certificates. Last year, mortgages outperformed duration-equivalent Treasuries by over 1%. This year, as rates have declined, we anticipate that the possibility of an increase in mortgage prepayments will limit the return potential of this sector. The Account currently has a 42% position in mortgage-backed securities, with an emphasis on lower-coupon issues and issues with shorter, 15-year stated final maturities.

High Yield Variable Account

For the year ended December 31, 1997, the Account provided a total return of 13.78%, compared to a return of 12.76% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. The Account's largest weighting was in the telecommunications industry, which posted the best returns in the high-yield market. In this industry, we have focused on the bonds of competitive local exchange carriers (CLECs), which offer an array of telephone services and compete primarily with the Baby Bells for business customers. We favored this sector because we believe deregulation provides CLECs with many growth opportunities. In addition, these companies have experienced strong customer demand because their new fiber optic networks offer reliable low-cost service. The Account also benefited from consolidation in the telecommunications sector because some of its holdings, including Brooks Fiber and Orion Network Systems, were acquired by investment-grade companies.

Emerging-market corporate and sovereign bond prices have weakened in response to the Asian currency crisis. The Account benefited from an underweighting in this sector. In addition, we have reduced positions in domestic companies with significant export exposure to Asia. While we will look for investment opportunities in this area as bond prices decline, we do not expect this sector to be a significant component of the portfolio.

Given the high-yield market's strength over the past year, the Account's performance was hindered by its overweighted position in defensive industries such as consumer products. Going forward, we will continue to favor higher-quality companies and avoid more speculative situations given our outlook for slower economic growth resulting from Asia's economic problems.

The past year was a robust one for the high-yield market. High-yield bonds were once again one of the best-performing fixed-income asset classes, and new issuance hit a record $119 billion, surpassing the previous record by $47 billion. The domestic economy continues to exhibit sound fundamentals and, therefore, we expect the high-yield market's healthy performance to carry through into 1998. At year-end, the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade U.S. corporate debt, was 9.20%, compared to 5.73% for U.S. Treasury notes of comparable maturities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe that this spread of 3.47% more than compensates investors for the credit risks associated with high-yield bonds. We are excited about the prospects for the high-yield market in 1998 and, as always, our investment process will be committed to developing rewarding ideas through rigorous credit research.

Managed Sectors Variable Account

For the year ended December 31, 1997, the Account provided a total return of 25.77%, compared to a return of 33.36% for the S&P 500. For most of the year, the Account benefited from the performance of holdings in the technology and energy sectors, particularly semiconductors in the technology area and oil services in the energy sector. Some technology holdings were negatively impacted by events in the Pacific Rim. The Account also benefited when a number of its holdings, including Smith's Food and Drug, Equitable of Iowa, and ADT Ltd., were acquired during the year. Finally, Tyco International, one of the Account's largest holdings, was up over 70% during the past 12 months, and its prospects for continued strong earnings growth have been bolstered by both strong internal fundamentals and a number of acquisitions, including that of ADT, which have added to earnings.

While the Account continues to be invested in the four sectors outlined last year, as well as in the "other" category (consisting of additional sectors that we feel have attractive prospects for the future), significant changes within each sector have occurred. Specifically, the overall weighting in the energy sector was reduced modestly through the sales of two oil services marine rental companies, Tidewater and Seacor, at full valuation; a reduction in the Account's Occidental Petroleum position; and the trimming of other oil services stocks on the basis of price strength. The technology weighting is about the same as last year, although there were numerous changes within the sector. The health care weighting was increased, primarily through additions of both wholesale and retail drug distribution companies, as we believe the prospects for these segments of the industry are quite positive. Finally, although gaming issues were sold due to weak fundamentals, the leisure category was increased with the additions of a number of cellular telephone holdings and full-service hotel stocks. The latter group is expected to continue to prosper from strong demand and restricted supply for a number of years to come. Finally, the "other" category was reduced by 5% of total assets, and the number of holdings within that area was concentrated.

Money Market Variable Account

Interest rates on short-term (30 days and less) debt instruments rose approximately 40 basis points (0.40%) over the past 12 months. The Fed raised short-term interest rates on March 25, 1997, by 25 basis points (0.25%), from 5.25% to 5.50%. The federal funds' rate remained at 5.50% for the rest of 1997. Because of this, we maintained average maturities between 40 and 45 days.

We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in an effort to provide maximum security against credit risk. At the present time, approximately 63% of the portfolio is invested in U.S. government or government-guaranteed issues, and the balance is invested in corporate and bank issues. We expect short-term rates to be stable to slightly lower over the next several months. The Account is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Total Return Variable Account

For the year ended December 31, 1997, the Account provided a total return of 21.93%, compared to returns of 33.36% for the S&P 500 and 9.76% for the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of investment-grade U.S. corporate debt.

Over the period, we maintained an equity weighting between 54% and 59%. Approximately 3% to 4% of the weighting consisted of preferred stocks, convertible preferred stocks, and convertible bonds, which we include in our equity calculations. We consider an equity allocation under 60% to be conservative for a balanced fund.

Given our view that there are few cheap stocks in the market, we have concentrated our equity positions in areas where earnings are visible, valuations are fair, and consolidation is taking place. As a result, we have been overweighted in financial services, energy, and utility stocks. In addition, we continue to find value in large, multinational, franchise-type companies overseas, such as Henkel and SmithKline Beecham.

On the bond side, the Account is more heavily weighted in corporate bonds than in U.S. Treasuries, with a duration (or measure of interest-rate sensitivity) that is modestly above that of the Account's benchmark. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Generally, we have positioned the bond portfolio for a flat to slightly downward interest-rate environment.

We have positioned the Account in a relatively conservative manner. Should the equity market produce a significant correction over the next several months, we will look to shift more of our assets into stocks with better valuations.

World Governments Variable Account

For the year ended December 31, 1997, the Account provided a total return of -0.91%, compared to a return of 0.23% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. The dominant event for world bond markets in 1997 occurred late in October with the economic crisis in Southeast Asia. The sudden collapse in places such as Thailand, South Korea, and Hong Kong resulted in severe devaluations of their currency, bond, and stock markets. One of the more noticeable global effects during this period has been stronger bond markets in most developed countries, especially in the United States, as capital has sought a flight to quality in both the U.S. currency and bond markets.

By the end of 1997, all bond markets in the Salomon Index had registered positive returns in local currency terms. The better performers were the United Kingdom, Italy, Australia, and Ireland, all of which helped the portfolio's performance. The laggards were primarily the core European countries, such as Germany, the Netherlands, and France. Looking forward specifically to the European countries, we see little opportunity for further yield convergence prior to European monetary union and, therefore, the higher yielders that have performed so well over the past 18 months should begin to perform more in line with Germany.

During the year, the portfolio's nominal returns were significantly helped by the strong bond markets. However, weaker currencies in Europe and Japan, relative to the U.S. dollar, detracted from these positive returns. Relative to the Salomon Index, the portfolio benefited by being overweighted in the better-performing markets such as Italy and Australia.

The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. There is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. We believe slower global growth and lower inflation will support core markets such as the United States and Germany and provide the opportunity for further price appreciation if the downturn is more severe than the market currently believes. Since most developed bond markets have done so well over the last seven months, further sustainable downward pressure on interest rates will now have to come through monetary stimulus from either or all three of the primary central banks (the United States, Germany, and Japan), which we feel will not occur in the near future.

Regarding the foreign exchange markets, over the long term we remain constructive on the U.S. dollar versus both the Japanese yen and the German mark. The U.S. currency should continue to be supported by higher interest rates and a stronger economy than either Japan's or Germany's. In addition, we would look for the Australian dollar, and especially the Canadian dollar, to rebound from their low 1997 levels.

Investment Objectives and Policies

Capital Appreciation Variable Account (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities.

High Yield Variable Account (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers which may be in the lower-rated categories or unrated and may include equity features.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the Account are neither guaranteed nor insured by the U.S. government.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

World Governments Variable Account (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities.

One-year performance through
December 31, 1997

                                 Compass 2 (U.S.)     Compass 3 (U.S.)
Capital Appreciation
  Variable Account                     21.98%              21.86%
Government Securities
  Variable Account                      7.26%               7.16%
High Yield Variable Account            12.31%              12.20%
Managed Sectors Variable
  Account                              24.22%              24.03%
Money Market Variable
  Account                               3.71%               3.60%
Total Return Variable
  Account                              20.41%              20.23%
World Governments Variable
  Account                              (2.14)%             (2.28)%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

Portfolio of Investments -- December 31, 1997
Capital Appreciation Variable Account
Stocks -- 97.8%


Issuer                                        Shares      Value
U.S. Stocks -- 95.9%
Advertising -- 0.3%
Universal Outdoor Holdings, Inc.* ......      36,400   $ 1,892,800
                                                       -----------
Aerospace -- 1.2%
United Technologies Corp. ..............     100,800   $ 7,339,500
                                                       -----------
Agricultural Products -- 0.8%
Case Corp. .............................      87,100   $ 5,264,106
                                                       -----------
Banks and Credit Companies -- 1.2%
Bank of New York, Inc. .................      75,700   $ 4,376,406
BankBoston Corp. .......................      13,600     1,277,550
Fleet Financial Group, Inc. ............      23,600     1,768,525
                                                       -----------
                                                       $ 7,422,481
                                                       -----------
Business Machines -- 0.2%
Affiliated Computer Services, Inc., "A"*      54,700   $ 1,439,294
                                                       -----------
Business Services -- 10.2%
AccuStaff, Inc.* .......................     216,900   $ 4,988,700
Cendant Corp.* .........................   1,062,892    36,536,912
Concord EFS, Inc.* .....................      22,100       549,738
DST Systems, Inc.* .....................     106,800     4,559,025
First Data Corp. .......................     228,900     6,695,325
Galileo International, Inc. ............     126,700     3,500,088
Global Directmail Corp.* ...............     115,700     2,003,056
Ikon Office Solutions, Inc. ............     176,700     4,969,687
                                                       -----------
                                                       $63,802,531
                                                       -----------
Chemicals -- 0.6%
Praxair, Inc. ..........................      90,600   $ 4,077,000
                                                       -----------
Computer Software --
  Personal Computers -- 5.0%
Compaq Computer Corp. ..................      73,450   $ 4,145,334
Microsoft Corp.* .......................     209,400    27,064,950
                                                       -----------
                                                       $31,210,284
                                                       -----------
Computer Software --
  Systems -- 8.9%
BMC Software, Inc.* ....................     118,800   $ 7,796,250
Cadence Design Systems, Inc.* ..........     548,200    13,430,900
Computer Associates International, Inc.      371,350    19,635,131
Oracle Corp.* ..........................     532,275    11,876,386
Synopsys, Inc.* ........................      94,400     3,374,800
                                                       -----------
                                                       $56,113,467
                                                       -----------


Issuer                                        Shares         Value
Consumer Goods and
  Services -- 13.5%
Avis Rent A Car, Inc.* .................       7,800   $   249,113
Clorox Co. .............................      43,400     3,431,312
Colgate-Palmolive Co. ..................     106,900     7,857,150
Dollar Thrifty Automotive Group* .......      36,400       746,200
Gillette Co. ...........................      91,500     9,190,031
Philip Morris Cos., Inc. ...............     348,700    15,800,469
Serivce Corp. International ............      50,600     1,869,038
Tyco International Ltd. ................   1,015,700    45,769,981
                                                       -----------
                                                       $84,913,294
                                                       -----------
Containers -- 0.5%
Stone Container Corp. ..................     302,100   $ 3,153,169
                                                       -----------
Defense Electronics -- 1.9%
Loral Space & Communications Corp.* ....     555,000   $11,897,812
                                                       -----------
Electrical Equipment -- 1.3%
General Electric Co. ...................     108,500   $ 7,961,188
                                                       -----------
Electronics -- 6.4%
Altera Corp.* ..........................     134,100   $ 4,442,063
Analog Devices, Inc.* ..................     257,700     7,135,069
Intel Corp. ............................     255,500    17,948,875
Microchip Technology, Inc.* ............     126,000     3,780,000
Micron Technology, Inc.* ...............     137,100     3,564,600
Xilinx, Inc.* ..........................      98,500     3,453,656
                                                       -----------
                                                       $40,324,263
                                                       -----------
Entertainment -- 5.5%
CBS Corp.* .............................      71,000   $ 2,090,063
Clear Channel Communications, Inc.* ....     134,700    10,700,231
Hearst-Argyle Television, Inc.* ........      32,600       969,850
Jacor Communications, Inc.* ............     109,200     5,801,250
Mirage Resorts, Inc.* ..................     307,200     6,988,800
Time Warner, Inc. ......................      41,700     2,585,400
Univision Communications, Inc., "A"* ...      28,000     1,954,750
Viacom, Inc., "B"* .....................      80,700     3,344,006
                                                       -----------
                                                       $34,434,350
                                                       -----------

8 - CAVA

Issuer                                 Shares      Value
Financial Institutions -- 5.5%
Associates First Capital Corp., "A"    34,500   $ 2,453,813
CIT Group, Inc., "A"* .............    16,900       545,025
Federal Home Loan Mortgage Corp. ..   235,500     9,876,281
Financial Federal Corp.* ..........   125,050     2,954,306
Finova Group, Inc. ................   148,400     7,373,625
Franklin Resources, Inc. ..........    79,500     6,911,531
Green Tree Financial Corp. ........   101,900     2,668,506
Merrill Lynch & Co., Inc. .........    22,000     1,604,625
                                                -----------
                                                $34,387,712
                                                -----------
Financial Services -- 1.3%
SunAmerica Inc. ...................   110,050   $ 4,704,638
Travelers Group, Inc. .............    68,350     3,682,356
                                                -----------
                                                $ 8,386,994
                                                -----------
Insurance -- 1.3%
Chubb Corp. .......................    21,900   $ 1,656,188
Conseco, Inc. .....................   138,900     6,311,269
                                                -----------
                                                $ 7,967,457
                                                -----------
Machinery -- 0.2%
Lear Corp.* .......................    26,600   $ 1,263,500
                                                -----------
Medical and Health Products -- 1.8%
Bristol-Myers Squibb Co. ..........   108,600   $10,276,275
Omnicare, Inc. ....................    32,300     1,001,300
                                                -----------
                                                $11,277,575
                                                -----------
Medical and Health Technology and
  Services -- 4.5%
Genesis Health Ventures, Inc.* ....    51,100   $ 1,347,763
Health Management Associates, Inc.,
  "A"* ............................   108,100     2,729,525
HEALTHSOUTH Corp.* ................   229,300     6,363,075
Lincare Holdings, Inc.* ...........    38,500     2,194,500
Medtronic, Inc. ...................    39,200     2,050,650
Oxford Health Plans, Inc.* ........   107,400     1,671,412
United Healthcare Corp. ...........   236,300    11,741,156
                                                -----------
                                                $28,098,081
                                                -----------
Metals and Minerals -- 0.4%
Minerals Technolgoies, Inc. .......    60,500   $ 2,748,969
                                                -----------
Oils -- 0.9%
Mobil Corp. .......................    21,400   $ 1,544,813
USX-Marathon Group ................   112,300     3,790,125
                                                -----------
                                                $ 5,334,938
                                                -----------


Issuer                                 Shares      Value
Railroads -- 2.4%
Burlington Northern Santa Fe
  Railway Co. ......................    66,000   $ 6,133,875
Wisconsin Central Transportation
  Corp.* ...........................   373,900     8,739,912
                                                 -----------
                                                 $14,873,787
                                                 -----------
Restaurants and Lodging -- 1.8%
Promus Hotel Corp.* ................   273,131   $11,471,502
                                                 -----------
Stores -- 6.6%
Corporate Express, Inc.* ...........   205,350   $ 2,643,881
CVS Corp. ..........................   228,200    14,619,062
Linens 'N Things, Inc.* ............     8,300       362,088
Micro Warehouse, Inc.* .............   156,200     2,177,038
Office Depot, Inc.* ................   384,000     9,192,000
PETsMART, Inc.* ....................   264,400     1,916,900
Rite Aid Corp. .....................   163,500     9,595,406
Staples, Inc.* .....................    30,200       838,050
                                                 -----------
                                                 $41,344,425
                                                 -----------
Supermarkets -- 1.8 %
Meyer (Fred), Inc.* ................    36,600   $ 1,331,325
Safeway, Inc.* .....................   159,400    10,082,050
                                                 -----------
                                                 $11,413,375
                                                 -----------
Telecommunications -- 8.3%
AT&T Corp. .........................   100,200   $ 6,137,250
3Com Corp.* ........................   101,000     3,528,688
Ascend Communications, Inc.* .......    64,100     1,570,450
Bay Networks, Inc.* ................   185,300     4,736,731
Cisco Systems, Inc.* ...............   224,550    12,518,662
Glenayre Technologies, Inc.* .......   196,600     1,941,425
Intermedia Communications, Inc.* ...    22,400     1,360,800
Metromedia Fiber Network Inc., "A"*      5,000        83,125
Nextlink Communications, Inc., "A"*      3,700        78,856
Qwest Communications International,
  Inc.* ............................     3,600       214,200
Tel-Save Holdings, Inc.* ...........    77,600     1,542,300
Tel-Save Holdings, Inc.*##[dbldag] . 89,500 1,778,813 Teleport Communications Group, Inc.,
  "A"* .............................   102,600     5,630,175
Tellabs, Inc.* .....................    28,600     1,512,225
WorldCom, Inc.* ....................   303,980     9,195,395
                                                 -----------
                                                 $51,829,095
                                                 -----------


                                                                        9 - CAVA

Issuer                                        Shares         Value
Utilities -- Electric -- 1.6%
AES Corp.* ................................ 126,300     $  5,888,737
CalEnergy Co., Inc.* ...................... 138,200        3,973,250
                                                        ------------
                                                        $  9,861,987
                                                        ------------
 Total U.S. Stocks ..................................   $601,504,936
                                                        ============
Foreign Stocks -- 1.9%
Canada -- 0.5%
Canadian National Railway Co.
 (Railroad) ...............................  62,100     $  2,934,225
Microcell Telecommunications, "B"
 (Telecommunications)* ....................   9,100           61,425
                                                        ------------
                                                        $  2,995,650
                                                        ------------
Japan -- 0.2%
Canon, Inc. (Office Equipment) ............  68,000     $  1,589,420
                                                        ------------
Singapore -- 0.1%
Mandarin Oriental International Ltd.
 (Restaurants and Lodgings)* .............. 799,990     $    535,994
                                                        ------------
United Kingdom -- 1.1%
British Petroleum PLC, ADR (Oils) .........  88,070     $  7,018,078
                                                        ------------
 Total Foreign Stocks ...............................   $ 12,139,142
                                                        ------------
 Total Stocks (Identified Cost, $453,709,443) .......   $613,644,078
                                                        ------------
Short-Term Obligations -- 1.3%

                                           Principal Amount
                                            (000 Omitted)
Federal Home Loan Mortgage Corp.,
 due 1/07/98 ............................ $   6,000           $  5,994,270
Ford Motor Credit Corp., due 1/02/98.....     2,400              2,399,550
                                                              ------------
 Total Short-Term Obligations, at Amortized Cost ..........   $  8,393,820
                                                              ------------
 Total Investments (Identified Cost, $462,103,263).........   $622,037,898
                                                              ------------
Other Assets, Less Liabilities -- 0.9% ....................      5,250,481
                                                              ------------
 Net Assets - 100.0% ......................................   $627,288,379
                                                              ============
           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1997
Government Securities Variable Account
Bonds -- 94.6%

                                         Principal Amount
Issuer                                    (000 Omitted)    Value
U.S. Government Guaranteed -- 59.9%
U.S. Treasury Obligations -- 39.1%
U.S. Treasury Notes, 8.875s, 1999 ....   $      2,440   $ 2,524,253
U.S. Treasury Notes, 5.75s, 2000 .....         14,000    14,017,500
U.S. Treasury Notes, 6.75s, 2000 .....          2,000     2,045,620
U.S. Treasury Notes, 8s, 2001 ........          6,400     6,836,992
U.S. Treasury Notes, 5.875s, 2002 ....          2,500     2,513,675
U.S. Treasury Notes, 6.5s,
2002 - 2006 ..........................         23,250    24,096,781
U.S. Treasury Notes, 6.625s, 2002### .          6,480     6,689,563
U.S. Treasury Notes, 6.125s, 2007 ....          7,450     7,656,067
U.S. Treasury Bond, 9.875s, 2015 .....          4,700     6,689,416
U.S. Treasury Bond, 8s, 2021 .........          2,208     2,752,757
                                                        -----------
                                                        $75,822,624
                                                        -----------
Government National Mortgage
Association -- 18.7%
GNMA, 7s, 2008 - 2023 ................   $      5,425   $ 5,493,212
GNMA, 7.5s, 2009 - 2024 ..............         28,427    29,139,373
GNMA, 8s, 2026 .......................            783       812,075
GNMA, 10s, 2016 ......................              7         7,657
GNMA, 11s, 2018 ......................            565       650,244
GNMA, 12.5s, 2015 ....................             66        77,458
GNMA, 13.25s, 2014 ...................              2         2,916
GNMA, 14s, 2014 ......................             57        69,500
                                                        -----------
                                                        $36,252,435
                                                        -----------
Small Business
Administration -- 2.1%
SBA, 8.2s, 2005 ......................   $      1,414   $ 1,463,813
SBA, 8.4s, 2007 ......................            362       382,048
SBA, 8.7s, 2009 ......................          1,349     1,456,764
SBA, 10.05s, 2009 ....................            727       810,191
                                                        -----------
                                                        $ 4,112,816
                                                        -----------
Total U.S. Government Guaranteed ....................  $116,187,875
                                                        -----------
U.S. Federal Agencies -- 34.7%
Federal Home Loan Mortgage Corp.,
6.5s, 2027 ...........................   $      3,383   $ 3,095,343
Federal Home Loan Mortgage Corp.,
6.725s, 2027 .........................          5,607     5,667,841
Federal Home Loan Mortgage Corp.,
7.5s, 2027 ...........................          3,960     4,055,278
Federal Home Loan Mortgage Corp.,
8s, 2005 .............................          3,239     3,273,488
Federal Housing Authority, 7.43s, 2022          9,125     9,173,659


10 - GSVA

                                            Principal Amount
Issuer                                       (000 Omitted)          Value
U.S. Federal Agencies -- continued
Federal National Mortgage Assn.,
 6.5s, 2012 ..............................      $ 3,145        $  3,148,942
Federal National Mortgage Assn.,
 6.907s, 2020 ............................          340             343,405
Federal National Mortgage Assn.,
 7s, 2027 ................................        3,859           3,847,950
Federal National Mortgage Assn.,
 7.27s, 2005 .............................        3,915           4,039,720
Federal National Mortgage Assn.,
 7.5s, 2000 ..............................        2,717           2,744,240
Federal National Mortgage Assn.,
 8s, 2023 ................................        6,980           1,806,177
Federal National Mortgage Assn.,
 8.5s, 2007 ..............................          238             247,828
Federal National Mortgage Assn.,
 10s, 2018 ...............................        3,796           4,176,734
Financing Corp., 9.8s, 2018 ..............        5,000           6,999,200
Resolution Funding Corp.,
 8.875s, 2020 ............................        3,700           4,888,625
Tennessee Valley Authority, 0s, 2042 .....        7,250           3,058,268
U.S. Department of Veterans Affairs,
 7.5s, 2009 ..............................        3,400           3,568,937
U.S. Department of Veterans Affairs,
 7.75s, 2014 .............................        3,000           3,076,860
                                                               ------------
 Total U.S. Federal Agencies ...............................   $ 67,212,495
                                                               ------------
 Total Bonds (Identified Cost, $175,631,337)................   $183,400,370
                                                               ------------
Repurchase Agreement -- 4.7%
Investments in repurchase agreements
 with Goldman Sachs, in a joint trading
 account ($181,587,655), dated
 12/03/97, due 1/02/98, total to be
 received $183,036,657, collateralized
 by a U.S. Treasury Note (with
 $172,121,000 par and valued at
 $181,587,655), at cost ..................      $ 9,088        $  9,088,000
                                                               ------------
 Total Investments (Identified Cost, $184,719,337)..........   $192,488,370
Other Assets,
 Less Liabilities -- 0.7% ..................................      1,446,312
                                                               ------------
  Net Assets - 100.0% ......................................   $193,934,682
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1997
High Yield Variable Account
Bonds -- 89.3%

                                              Principal Amount
Issuer                                         (000 Omitted)        Value
U.S. Bonds -- 82.6%
Aerospace -- 2.6%
Airplane Pass-Through Trust,
 10.875s, 2019 ............................       $   750      $    843,765
BE Aerospace, Inc., 9.875s, 2006 ..........           900           949,500
K & F Industries, Inc., 9.25s, 2007## .....         1,400         1,435,000
MOOG, Inc., 10s, 2006 .....................         1,870         2,057,000
                                                               ------------
                                                               $  5,285,265
                                                               ------------
Automotive -- 3.2%
Delco Remy International, Inc.,
 8.625s, 2007 .............................       $   435      $    439,894
Hayes Wheels International, Inc.,
 9.125s, 2007 .............................         1,900         1,966,500
Lear Corp., 9.5s, 2006 ....................         2,000         2,200,000
Oxford Automotive, Inc.,
 10.125s, 2007 ............................         1,100         1,152,250
Venture Holdings Trust, 9.75s, 2004                   750           746,250
                                                               ------------
                                                               $  6,504,894
                                                               ------------
Building -- 3.0%
AAF-McQuay, Inc., 8.875s, 2003 ............       $ 1,325      $  1,313,406
Building Materials Corp., 8s, 2007##                   75            73,500
Building Materials Corp.,
 8.625s, 2006 .............................         1,400         1,445,500
Nortek, Inc., 9.25s, 2007 .................         1,300         1,316,250
UDC Homes, Inc., 0s, 2000 .................             3             1,465
Williams Scotsman, Inc.,
 9.875s, 2007 .............................         1,850         1,905,500
                                                               ------------
                                                               $  6,055,621
                                                               ------------
Business Services -- 1.2%
Iron Mountain, Inc., 10.125s, 2006 ........       $ 1,000      $  1,100,000
Pierce Leahy Corp., 9.125s, 2007 ..........         1,250         1,300,000
Pierce Leahy Corp., 11.125s, 2006 .........            43            48,590
                                                               ------------
                                                               $  2,448,590
                                                               ------------

                                                                       11 - HYVA

                                      Principal Amount
Issuer                                 (000 Omitted)      Value
Chemicals -- 1.3%
Harris Chemical North America, Inc.,
  10.25s, 2001 .......................   $        881    $   925,050
NL Industries, Inc., 11.75s, 2003 ....          1,400      1,547,000
Sterling Chemicals, Inc.,
  11.25s, 2007 .......................            100        100,000
                                                         -----------
                                                         $ 2,572,050
                                                         -----------
Coal -- 0.8%
AEI Holdings, Inc., 10s, 2007## ......   $      1,575    $ 1,622,250
                                                         -----------
Consumer Goods and
  Services -- 2.9%
American Safety Razor Co.,
  9.875s, 2005 .......................   $      1,000    $ 1,073,750
E & S Holdings Corp.,
  10.375s, 2006 ......................          2,000      1,820,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .........................            850        845,750
Remington Products Co. LLC,
  11s, 2006 ..........................            425        358,062
Westpoint Stevens, Inc.,
  9.375s, 2005 .......................          1,750      1,837,500
                                                         -----------
                                                         $ 5,935,062
                                                         -----------
Containers -- 1.0%
Gaylord Container Corp.,
  9.75s, 2007 ........................   $      2,140    $ 2,065,100
                                                         -----------
Corporate Asset Backed -- 0.5%
Merrill Lynch Mortgage Investors,
  Inc., 8.1712s, 2023+ ...............   $      1,000    $   955,156
                                                         -----------
Defense Electronics -- 0.8%
L3 Communications Corp.,
  10.375s, 2007 ......................   $        500    $   540,000
Stellex Inds, Inc., 9.5s, 2007## .....            475        479,750
United Defense Industries, Inc.,
  8.75s, 2007 ## .....................            655        659,094
                                                         -----------
                                                         $ 1,678,844
                                                         -----------
Electronics -- 0.5%
Clark-Schwebel, Inc., 10.5s, 2006 ....   $        950    $ 1,035,500
                                                         -----------

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
Entertainment -- 2.3%
Albritton Communications Co.,
  9.75s, 2007 ........................   $      1,400    $ 1,431,500
AMC Entertainment, Inc., 9.5s, 2009 ..          1,500      1,537,500
Cinemark USA, Inc., 9.625s, 2008 .....          1,250      1,290,625
Hollywood Theaters, Inc.,
  10.625s, 2007##[dbldag][dbldag] ....            375        398,437
Marvel Holdings, Inc., 0s, 1998** ....          1,165         46,600
                                                         -----------
                                                         $ 4,704,662
                                                         -----------
Food and Beverage Products -- 3.3%
Delta Beverage Group, Inc.,
  9.75s, 2003## ......................   $      1,000    $ 1,055,000
Friendly Ice Cream Corp.,
  10.5s, 2007## ......................            575        580,750
Keebler Corp., 10.75s, 2006 ..........          1,200      1,353,000
Specialty Foods Corp., 10.25s, 2001 ..          1,950      1,920,750
Texas Bottling Group, Inc., 9s, 2003 .          1,750      1,802,500
                                                         -----------
                                                         $ 6,712,000
                                                         -----------
Forest and Paper Products -- 6.6%
Atlantis Group, Inc., 11s, 2003 ......   $      1,300    $ 1,319,500
Calmar, Inc., 11.5s, 2005 ............          1,650      1,749,000
Florida Coast Paper Co. LLC,
  12.75s, 2003 .......................          1,000      1,060,000
Pacific Lumber Co., 10.5s, 2003 ......          1,750      1,811,250
Silgan Holdings, Inc., 9s, 2009 ......          1,800      1,840,500
Speciality Paperboard, Inc.,
  9.375s, 2006 .......................          1,400      1,452,500
U.S. Can Corp., 10.125s, 2006 ........          1,950      2,062,125
U.S. Timberlands, 9.625s, 2007 .......          1,660      1,726,400
Voto-Votorantim Overseas Trust,
  8.5s, 2005 .........................            450        411,750
                                                         -----------
                                                         $13,433,025
                                                         -----------
Industrial -- 0.9%
AGCO Corp., 8.5s, 2006 ...............   $        725    $   741,313
Argo Tech Corp., 8.625s, 2007## ......          1,000        997,500
                                                         -----------
                                                         $ 1,738,813
                                                         -----------
Information, Paging and
  Technology -- 0.3%
Anacomp, Inc., 10.875s, 2004 .........   $        650    $   666,250
                                                         -----------


12 - HYVA

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
Media -- 1.6%
Cablevision Systems Corp.,
 9.25s, 2005 ...........................................................  $   400             $    424,000
Chancellor Media Corp., 8.75s, 2007                                         1,000                1,017,500
Falcon Holdings Group, Inc.,
 11s, 2003 .............................................................    1,718                1,850,806
                                                                                              ------------
                                                                                              $  3,292,306
                                                                                              ------------
Medical and Health
 Technology and Services -- 3.3%
Beverly Enterprises, Inc., 9s, 2006 ....................................  $ 2,000             $  2,067,500
Physician Sales & Service, Inc.,
 8.5s, 2007## ..........................................................      950                  976,125
Quorum Health Group, Inc.,
 8.75s, 2005 ...........................................................      900                  929,250
Tenet Healthcare Corp., 8.625s, 2007 ...................................    1,700                1,755,250
Vencor, Inc., 8.625s, 2007 .............................................    1,000                  997,500
                                                                                              ------------
                                                                                              $  6,725,625
                                                                                              ------------
Metals and Minerals -- 2.3%
Haynes International, Inc.,
 11.625s, 2004 .........................................................  $ 1,550             $  1,767,000
Kaiser Aluminum & Chemical Corp.,
 10.875s, 2006 .........................................................    1,700                1,844,500
Renco Metals, Inc., 11.5s, 2003 ........................................      780                  826,800
Wheeling Pittsburgh Corp., 9.25s,
 2007## ................................................................      250                  241,250
                                                                                              ------------
                                                                                              $  4,679,550
                                                                                              ------------
Oils -- 2.0%
Clark USA, Inc., 10.875s, 2005 .........................................  $ 1,450             $  1,578,687
Cross Timbers Oil Co., 8.75s, 2009 .....................................    1,375                1,402,500
Giant Industries, Inc., 9s, 2007## .....................................      800                  794,000
Giant Industries, Inc., 9.75s, 2003 ....................................      300                  306,750
                                                                                              ------------
                                                                                              $  4,081,937
                                                                                              ------------
Printing and Publishing -- 1.2%
Big Flower Press Holdings, Inc.,
 8.875s, 2007## ........................................................  $   775             $    780,813
Day International Group, Inc.,
 11.125s, 2005 .........................................................      750                  825,000


                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
Printing and Publishing -- continued
Golden Books Publishing, Inc.,
 7.65s, 2002 ...........................................................  $   750             $    712,500
                                                                                              ------------
                                                                                              $  2,318,313
                                                                                              ------------
Restaurants and Lodging -- 7.6%
Boyd Gaming Corp., 9.5s, 2007[dbldag][dbldag] ..........................  $ 2,000             $  2,095,000
Casino America, Inc., 12.5s, 2003 ......................................      800                  868,000
Coast Hotels & Casinos, Inc.,
 13s, 2002 .............................................................      750                  847,500
Eldorado Resorts LLC, 10.5s, 2006 ......................................    1,800                1,962,000
Grand Casinos, Inc., 9s, 2004## ........................................      600                  603,000
Grand Casinos, Inc., 10.125s, 2003 .....................................    1,575                1,701,000
Griffin Gaming & Entertainment, Inc.,
 0s, 2000 ..............................................................    1,000                1,032,500
Harveys Casinos Resorts,
 10.625s, 2006 .........................................................      750                  814,688
Prime Hospitality Corp., 9.75s, 2007                                        2,200                2,354,000
Red Roof Inns, Inc., 9.625s, 2003 ......................................    1,950                2,018,250
Sam Houston Race Park Ltd.,
 11s, 2001** ...........................................................      343                  171,704
Santa Fe Hotel, Inc., 11s, 2000 ........................................    1,065                  945,187
                                                                                              ------------
                                                                                              $ 15,412,829
                                                                                              ------------
Retail -- 1.9%
Finlay Fine Jewelry Corp.,
 10.625s, 2003 .........................................................  $   650             $    682,500
J. Crew Operating Corp.,
 10.375s, 2007## .......................................................      425                  369,750
Jitney-Jungle Stores of America,
 Inc., 12s, 2006 .......................................................    1,475                1,674,125
Parisian, Inc., 9.875s, 2003 ...........................................    1,050                1,123,500
                                                                                              ------------
                                                                                              $  3,849,875
                                                                                              ------------
Special Products and
 Services -- 3.5%
IMO Industries, Inc., 11.75s, 2006 .....................................  $   920             $  1,016,600
Interlake Corp., 12s, 2001 .............................................    1,200                1,314,000
Interlake Corp., 12.125s, 2002 .........................................      250                  262,500
International Knife & Saw, Inc.,
 11.375s, 2006 .........................................................    1,000                1,082,500
Polymer Group, Inc., 9s, 2007 ..........................................    1,900                1,895,250

                                                                       13 - HYVA

                                                  Principal Amount
Issuer                                             (000 Omitted)          Value
Special Products and Services -- continued
Reeves Industries, Inc., 11s, 2002** .........  $   500             $    371,250
Synthetic Industries, Inc.,
 9.25s, 2007 .................................    1,125                1,181,250
                                                                    ------------
                                                                    $  7,123,350
                                                                    ------------
Steel -- 3.3%
Alaska Steel Holdings Corp.,
 9.125s, 2006 ................................  $   450             $    460,125
Armco, Inc., 9s, 2007 ........................      550                  539,000
Commonwealth Aluminum Corp.,
 10.75s, 2006 ................................    2,000                2,160,000
Envirosource, Inc., 9.75s, 2003## ............      550                  557,562
GS Technologies Operating, Inc.,
 12.25s, 2005 ................................      625                  700,000
Keystone Consolidated Industries,
 Inc., 9.625s, 2007## ........................      600                  612,000
Republic Engineered Steels, Inc.,
 9.875s, 2001 ................................      800                  760,000
WCI Steel, Inc., 10s, 2004 ...................      750                  766,875
                                                                    ------------
                                                                    $  6,555,562
                                                                    ------------
Stores -- 1.3%
Affinity Group Holding, Inc.,
 11s, 2007 ...................................  $   500             $    522,500
Cole National Group, Inc.,
 8.625s, 2007## ..............................    1,000                1,000,000
Cole National Group, Inc.,
 9.875s, 2006 ................................      500                  532,500
Proffitts, Inc., 8.125s, 2004 ................      475                  490,438
                                                                    ------------
                                                                    $  2,545,438
                                                                    ------------
Supermarkets -- 1.0%
Marsh Supermarkets, Inc.,
 8.875s, 2007 ................................  $   925             $    929,625
Pathmark Stores, Inc., 9.625s, 2003                 250                  230,000
Ralph's Grocery Co., 10.45s, 2004 ............      450                  508,500
Ralph's Grocery Co., 11s, 2005 ...............      100                  113,500
Ralph's Grocery Co., 11s, 2005 ...............      250                  284,688
                                                                    ------------
                                                                    $  2,066,313
                                                                    ------------


                                                  Principal Amount
Issuer                                             (000 Omitted)          Value
Telecommunications -- 22.1%
Acme Television LLC, 0s to 2000,
 10.875s to 2004## ...........................  $   950             $    695,875
Cablevision Systems Corp.,
 8.125s, 2009 ................................      100                  103,000
Charter Communications Southeast
 LP, 11.25s, 2006 ............................    1,200                1,320,000
Crown Castle International Corp., 0s
 to 2002, 10.625s to 2007## ..................      800                  502,000
Digital Television Services LLC,
 12.5s, 2007## ...............................      300                  336,000
EchoStar Communications Corp.,
 0s to 1999, 12.875s to 2004 .................    1,100                1,006,500
EchoStar Satellite Broadcasting
 Corp., Principal Stripped, 0s to
 2000, 13.125s to 2004 .......................    1,425                1,182,750
Esat Holdings Ltd., 0s to 2002,
 12.5s to 2007 ...............................      550                  390,500
Esprit Telecom Group PLC,
 11.5s, 2007## ...............................      100                  103,000
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007## ..............................    1,700                1,695,750
FrontierVision Holding LP, 0s to
 2001, 11.87s to 2007 ........................    1,300                  962,000
GCI, Inc., 9.75s, 2007 .......................    1,550                1,600,375
GlobalStar LP / Capital,
 11.375s, 2004## .............................    1,075                1,083,062
Granite Broadcasting Corp.,
 10.375s, 2005 ...............................    2,000                2,095,000
GST USA, Inc., 0s to 2000, 13.875s
 to 2005 .....................................      225                  173,250
Hollinger International Publishing,
 Inc., 9.25s, 2007 ...........................    1,850                1,942,500
ICG Holdings, Inc., 0s to 2001, 12.5
 to 2006 .....................................    2,650                2,000,750
Intermedia Capital Partners IV, LP,
 11.25s, 2006 ................................    1,000                1,105,000
Intermedia Communications, Inc.,
 0s to 2002, 11.125s to 2007 .................    2,200                1,600,500

14 - HYVA

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
Telecommunications -- continued
Intermedia Communications, Inc.,
 8.875s, 2007## ........................................................  $  100              $    102,750
ITC Deltacom, Inc., 11s, 2007 ..........................................     875                   955,937
Knology Holdings, Inc., 0s to 2002,
 11.875s to 2007+ ......................................................      50                   267,500
Lenfest Communications, Inc.,
 10.5s, 2006 ...........................................................     575                   639,688
McCaw International Ltd., 0s to
 2002, 13s to 2007 .....................................................     700                   406,000
Mobile Telecommunication
 Technologies Corp., 13.5s, 2002 .......................................     950                 1,102,000
Nextel Communications, Inc., 0s to
 1999, 9.75s to 2004 ...................................................   1,450                 1,290,500
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2007## .................................................   1,835                 1,126,231
Nextlink Communications, Inc.,
 9.625s, 2007 ..........................................................     875                   903,438
Orion Network Systems, Inc.,
 11.25s, 2007 ..........................................................   1,000                 1,133,750
Orion Network Systems, Inc., 0s to
 2002, 12.5s to 2007 ...................................................     975                   702,000
Outdoor Systems, Inc.,
 8.875s, 2007 ..........................................................     800                   836,000
Qwest Communications International,
 Inc., 0s to 2002, 9.47s to 2007## .....................................     950                   648,375
Qwest Communications International,
 Inc., 10.875s, 2007 ...................................................   1,190                 1,353,625
RCN Corp., 0s to 2002, 11.125s to
 2007## ................................................................   2,100                 1,317,750
Rogers Cablesystems, Inc.,
 10.125s, 2012 .........................................................   1,750                 1,907,500
Sprint Spectrum LP, 0s to 2001,
 12.5s to 2006 .........................................................   1,750                 1,356,250
Sprint Spectrum LP, 11s, 2006 ..........................................   1,100                 1,234,750
Star Choice Communications, Inc.,
 13s, 2005 .............................................................     850                   875,500
Sygnet Wireless, Inc., 11.5s, 2006 .....................................   1,125                 1,192,500


                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
Telecommunications -- continued
Teleport Communications Group,
 Inc., 0s to 2001, 11.125s to 2007 .....................................  $1,300              $  1,059,500
Teleport Communications Group,
 Inc., 9.875s, 2006 ....................................................     700                   790,125
Telesystem International Wireless,
 Inc., 0s to 2002, 13.25s to 2007##                                        1,500                   948,750
Telesystem International Wireless,
 Inc., 0s to 2002, 10.5s to 2007## .....................................     810                   449,550
Teletrac Holdings, Inc., 0s,* ..........................................       1                    38,500
Teletrac Holdings, Inc., 14s, 2007 .....................................     700                   665,000
Western Wireless Corp., 10.5s, 2007 ....................................   1,250                 1,350,000
Young Broadcasting, Inc.,
 8.75s, 2007 ...........................................................     235                   232,650
                                                                                              ------------
                                                                                              $ 44,783,931
                                                                                              ------------
Transportation -- 0.3%
Moran Transportation Co.,
 11.75s, 2004 ..........................................................  $  500              $    558,750
                                                                                              ------------
   Total U.S. Bonds ......................................................................... $167,406,861
                                                                                              ------------
Foreign Bonds -- 6.7%
Canada -- 2.5%
Acetex, Inc., 9.75s, 2003
 (Chemicals) ...........................................................  $  650              $    672,750
CHC Helicopter Corp., 11.5s, 2002
 (Aerospace) ...........................................................     700                   743,750
Hurricane Hydrocarbons,
 11.75s, 2004 (Oils)## .................................................     200                   190,000
PCI Chemical Canada, Inc.,
 9.25s, 2007 (Chemicals)## .............................................     925                   920,375
Repap New Brunswick, Inc.,
 10.625s, 2005 (Forest and Paper
 Products) .............................................................   1,240                 1,178,000
Metronet Communications Corp., 0s
 to 2002, 10.75s to 2007
 (Telecommunications)## ................................................   1,000                   610,000
Metronet Communications Corp.,
 12s, 2007 (Telecommunications)##                                            600                   690,000
                                                                                              ------------
                                                                                              $  5,004,875
                                                                                              ------------

                                                                       15 - HYVA

                                         Principal Amount
Issuer                                    (000 Omitted)          Value
Indonesia -- 0.7%
Indah Kiat Finance Mautitius Ltd.,
 10s, 2007 (Forest and Paper
 Products)## ........................  $ 1,685             $  1,432,250
                                                           ------------
Luxembourg -- 0.4% ..................
Millicom International Cellular
 Communications Corp., 0s to
 2001, 13.25s to 2006
 (Telecommunications) ...............  $ 1,100             $    808,500
                                                           ------------
Poland -- 0.2%
PTC International Finance BV, 0s to
 2002, 10.75s to 2007
 (Telecommunications)## .............  $   500             $    320,000
                                                           ------------
United Kingdom -- 2.9%
Diamond Cable Communications Corp.
 PLC, 0s to 2002, 10.75s to 2007
 (Telecommunications) ...............  $   725             $    502,063
Diamond Cable Communications Corp.
 PLC, 0s to 2000, 11.75s to 2005
 (Telecommunications) ...............      250                  194,375
Newsquest Capital PLC, 11s, 2006
 (Printing and Publishing) ..........      750                  841,875
Colt Telecommunications Group PLC,
 0s to 2001, 12s to 2006
 (Telecommunications) ...............    2,700                2,112,750
Dialog Corp. PLC, 11s, 2007
 (Telecommunications)## .............      525                  547,312
Telewest PLC, 9.625s, 2006
 (Telecommunications) ...............    1,600                1,688,000
                                                           ------------
                                                           $  5,886,375
                                                           ------------
   Total Foreign Bonds ................................    $ 13,452,000
                                                           ------------
   Total Bonds (Identified Cost, $175,140,109).........    $180,858,861
                                                           ------------

Convertible Bond -- 0.3%

                                         Principal Amount
Issuer                                    (000 Omitted)       Value
Exide Corp., 2.9s, 2005##
 (Identified Cost $605,000) ..............  $ 1,000      $    648,750
                                                         ------------


Stocks -- 0.2%

                                              Shares
U.S. Stocks -- 0.2%
Apparel and Textiles -- 0.1%
Ithaca Industries, Inc.* ..................  60,000      $    202,500
                                                         ------------
Building
Atlantic Gulf Communities Corp.+* .........     150      $        675
                                                         ------------
Consumer Goods and Services
Ranger Industries, Inc.* .................. 123,210      $     84,768
                                                         ------------
Pollution Control
Envirosource, Inc.+* ......................   1,666      $      4,998
                                                         ------------
Restaurants and Lodging
SHRP Equity, Inc.** .......................      82      $          0
                                                         ------------
Telecommunications -- 0.1%
Nextel Communications, Inc., 13s* .........     103      $    117,420
                                                         ------------
 Total Stocks (Identified Cost, $3,808,470) ..........   $    410,361
                                                         ------------

Convertible Preferred Stocks -- 0.2%
                                             Shares
Telecommunications -- 0.2%
ICG Funding LLC, 6.75%*##
 (Identified Cost, $350,000) ..............   7,000     $    385,000
                                                        ------------

Preferred Stock -- 4.6%
Consumer Goods and Services -- 0.2%
Renaissance Cosmetics, Inc., 14s ..........     908     $    454,000
                                                        ------------
Entertainment -- 1.3%
Time Warner, Inc., 10.25s .................   2,259     $  2,552,670
                                                        ------------
Oils -- 0.3%
Clark USA, Inc.*## ........................     500     $    530,000
                                                        ------------
Special Products and Services -- 0.8%
Primedia, Inc.* ...........................  14,823     $  1,582,363
                                                        ------------

16 - HYVA

Issuer                                       Shares           Value
Telecommunications -- 2.0%
American Communications
 Services##* ............................       375      $    377,813
Cablevision Systems Corp., 11.125s* .....    17,203         1,986,946
Chancellor Media Corp.-Los Angeles* .....    10,588         1,185,856
Hyperion Telecommunications .............       500           503,750
Nextel Communications, Inc.* ............     2,184            56,784
                                                         ------------
                                                         $  4,111,149
                                                         ------------
 Total Preferred Stock (Identified Cost, $7,751,719)..   $  9,230,182
                                                         ------------
Warrants -- 0.2%
Atlantic Gulf Communities Corp.* ........        13      $          0
Crystal Oil Co., $0.075* ................ 1,920,847                 0
Crystal Oil Co., $0.10* ................. 1,683,209                 0
Crystal Oil Co., $0.125* ................ 2,000,087                 0
Crystal Oil Co., $0.15* ................. 1,963,306                 0
Crystal Oil Co., $0.25* ................. 1,963,306                 0
Esat Holdings Ltd.* .....................       550            19,250
GlobalStar Telecommunications* ..........     1,075           109,650
ICO, Inc.* ..............................   375,000           247,500
McCaw International Ltd.* ...............       700               875
Orion Network Systems, Inc.* ............     1,000            10,000
Orion Network Systems, Inc.* ............     1,100            22,000
Renaissance Cosmetics, Inc.* ............       788                 8
                                                         ------------
 Total Warrants (Identified Cost, $345,560)...........   $    409,283
                                                         ------------

Short-Term Obligations -- 3.3%
                                            Principal Amount
                                             (000 Omitted)
Federal Home Loan Bank, due 1/15/98             $  3,200       $  3,193,056
Ford Motor Credit Corp., due 1/02/98 .....         3,500          3,499,344
                                                               ------------
 Total Short-Term Obligations, at Amortized Cost ...........   $  6,692,400
                                                               ------------
 Total Investments (Identified Cost, $194,693,258)..........   $198,634,837
                                                               ------------
Other Assets, Less Liabilities -- 1.9% .....................      3,897,824
                                                               ------------
 Net Assets - 100.0% .......................................   $202,532,661
                                                               ============

See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1997
Managed Sectors Variable Account
Stocks -- 94.0%

Issuer                                                   Shares          Value
Energy -- 9.5%
Apache Corp. .........................................  36,200      $  1,269,263
BJ Services Co.* .....................................  20,500         1,474,719
Camco International, Inc. ............................  22,000         1,401,125
Cooper Cameron Corp.* ................................  25,500         1,555,500
Noble Drilling Corp.* ................................  43,500         1,332,187
Occidental Petroleum Corp. ...........................  63,700         1,867,206
Weatherford Enterra, Inc.* ...........................  60,000         2,625,000
                                                                    ------------
                                                                    $ 11,525,000
                                                                    ------------
Leisure -- 22.4%
Aerial Communications, Inc.* .........................  72,000      $    513,000
AirTouch Communications, Inc.* .......................  38,000         1,579,375
Cendant Corp.* ....................................... 155,430         5,342,906
Harrah's Entertainment, Inc.* ........................ 157,000         2,963,375
Hearst-Argyle Television, Inc.* ......................   7,300           217,175
Hilton Hotels Corp. ..................................  58,500         1,740,375
Host Marriott Corp.* .................................  38,500           755,563
MGM Grand, Inc.* .....................................  24,000           865,500
Mirage Resorts, Inc.* ................................  69,500         1,581,125
Promus Hotel Corp.* ..................................  46,249         1,942,458
Telephone & Data Systems, Inc. ....................... 210,900         9,820,031
                                                                    ------------
                                                                    $ 27,320,883
                                                                    ------------
Medical and Health Technology
 and Services -- 17.0%
AmeriSource Health Corp., "A"* .......................  28,800      $  1,677,600
Bristol-Myers Squibb Co. .............................  34,000         3,217,250
CVS Corp. ............................................  21,000         1,345,313
Genesis Health Ventures, Inc.* .......................  66,500         1,753,937
McKesson Corp. .......................................   9,500         1,027,781
Medpartners, Inc.* ...................................  63,500         1,420,813
Meyer (Fred), Inc.* ..................................  61,000         2,218,875
Rite Aid Corp. .......................................  35,000         2,054,062
Safeway, Inc.* .......................................  27,000         1,707,750
United Healthcare Corp. ..............................  86,800         4,312,875
                                                                    ------------
                                                                    $ 20,736,256
                                                                    ------------
Technology -- 30.5%
Alcatel Alsthom, ADR (France) ........................  35,000      $    885,938
Analog Devices, Inc.* ................................  77,000         2,131,937
Aspect Telecommunications Corp.* .....................  61,500         1,283,813
Atmel Corp.* .........................................  96,500         1,791,281
Cisco Systems, Inc.* .................................  47,700         2,659,275
Compaq Computer Corp. ................................  76,950         4,342,866

                                                                       17 - MSVA

Issuer                                  Shares          Value
Technology -- continued
Computer Associates International,
 Inc. ...............................  73,500      $  3,886,312
Danka Business Systems, ADR
 (United Kingdom) ...................  65,000         1,035,938
First Data Corp. ....................  39,500         1,155,375
Intel Corp. .........................  16,700         1,173,175
International Business Machines Corp.  26,300         2,749,994
Loral Space and Communications
 Corp.* ............................. 122,500         2,626,094
Micron Technology, Inc.* ............  50,200         1,305,200
Micropose, Inc.* .................... 141,300           309,094
Microsoft Corp.* ....................  16,000         2,068,000
Oracle Corp.* .......................  68,000         1,517,250
Sprint Corp. ........................  24,000         1,407,000
Sun Microsystems, Inc.* .............  63,700         2,540,037
Teradyne, Inc.* .....................  69,500         2,224,000
                                                   ------------
                                                   $ 37,092,579
                                                   ------------
Other -- 14.6%
Green Tree Financial Corp. ..........  47,900      $  1,254,381
Jefferson Smurfit Corp.* ............  63,800           901,175
Office Depot, Inc.* .................  47,900         1,146,606
Stone Container Corp. ............... 112,500         1,174,219
Tyco International Ltd. ............. 265,480        11,963,192
Wisconsin Central Transportation
 Corp.* .............................  58,600         1,369,775
                                                   ------------
                                                   $ 17,809,348
                                                   ------------
 Total Stocks (Identified Cost, $100,440,785)...   $114,484,066
                                                   ------------

Convertible Bond -- 0.1%
                                           Principal Amount
                                            (000 Omitted)
Spectrum Holobyte, Inc. 6.5s, 2002##
 (Identified Cost $120,000) .............       $  120        $     89,850
                                                              ------------
Short-Term Obligations -- 3.2%
Associates Corp. of North America,
 due 1/02/98, at Amortized Cost .........       $3,900        $  3,899,274
                                                              ------------

Put Options Purchased -- 0.3%
Issuer/                                Principal Amount
Expiration Month/Strike                  of Contracts
Price                                   (000 Omitted)           Value
 S&P 500 Index/December/850
 (Premiums Paid, $400,829)...........      $    14        $    411,125
                                                          ------------
  Total Investments (Identified Cost, $104,860,888)....   $118,884,315
                                                          ------------
Call Options Written -- (1.0)%
AirTouch Communications, Inc.
 January/35 .........................      $  (380)       $   (237,500)
Fred Meyer January/65 ...............         (441)           (237,037)
HFS, Inc. January/66 ................         (390)           (672,750)
International Business Machines Corp.
 January/120 ........................         (120)             (1,500)
Loral Space & Communications Corp.
 January/20 .........................         (640)           (104,000)
                                                          ------------
 Total Call Options Written
  (Premiums Received, $273,732)........................   $ (1,252,787)
                                                          ------------
Other Assets, Less Liabilities -- 3.4% ................      4,107,007
                                                          ------------
 Net Assets - 100.0% ..................................   $121,738,535
                                                          ============

           See portfolio footnotes and notes to financial statements

18 - MSVA

Portfolio of Investments -- December 31, 1997
Money Market Variable Account
Commercial Paper -- 37.6%


                                                  Principal Amount
Issuer                                             (000) Omitted)         Value
Associates Corp. of North America,
 due 1/22/98 ...................................      $  3,000        $  2,990,025
Bank of America, FSB, due 1/20/98 ..............         1,000             996,992
Dow Chemical Co., due 1/09/98 ..................         3,000           2,996,153
du Pont (E.I.) de Nemours & Co.,
 due 2/13/98 ...................................         4,000           3,973,961
Duke Power Co., due 1/13/98 ....................         4,900           4,890,543
Gannett, Inc., due 1/16/98 .....................         1,700           1,695,927
General Electric Capital Corp., due
 4/23/98 .......................................         3,000           2,948,107
Goldman Sachs Group LP, due 2/04/98                      2,000           1,989,158
Heinz (H.J.) Co., due 1/06/98 ..................         3,000           2,997,625
Merrill Lynch & Co., Inc., due 2/19/98 .........         3,900           3,870,273
Motorola, Inc., due 1/06/98 ....................         4,000           3,996,956
Nationsbank Corp., due 2/12/98 .................         5,000           4,967,333
Southern New England
 Telecommunications, due 1/20/98 ...............         4,000           3,987,608
                                                                      ------------
   Total Commercial Paper, at Amortized Cost .....................    $ 42,300,661
                                                                      ------------
U.S. Government and Agency
 Obligations -- 62.5%
Federal Farm Credit Bank, due
 2/20/98 - 5/14/98 .............................      $  9,000        $  8,869,085
Federal Home Loan Bank, due
 1/07/98 - 3/13/98 .............................        12,237          12,170,505
Federal Home Loan Mortgage Corp.,
 due 1/02/98 - 2/02/98 .........................        19,530          19,489,736
Federal National Mortgage Assn., due
 1/27/98 - 5/05/98 .............................        24,000          23,747,601
Tennessee Valley Authority, due
 1/12/98 - 1/28/98 .............................         6,000           5,980,019
                                                                      ------------
   Total U.S. Government and Agency Obligations,
    at Amortized Cost ............................................    $ 70,256,946
                                                                      ------------
   Total Investments, at Amortized Cost ..........................    $112,557,607
  Other Assets, Less Liabilities -- (0.1)% .......................        (110,363)
                                                                      ------------
 Net Assets - 100.0% .............................................    $112,447,244
                                                                      ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1997
Total Return Variable Account
Stocks -- 56.7%

Issuer                                    Shares         Value
U.S. Stocks -- 50.0%
Aerospace -- 2.8%
Allied Signal, Inc. .................... 74,600     $  2,904,737
General Dynamics Corp. ................. 24,000        2,074,500
Lockheed Martin Corp. .................. 13,000        1,280,500
Raytheon Co., "A" ......................  4,244          209,282
Raytheon Co., "B" ...................... 37,600        1,898,800
United Technologies Corp. ..............  8,300          604,344
                                                    ------------
                                                    $  8,972,163
                                                    ------------
Automotive -- 1.6%
Ford Motor Co. ......................... 49,900     $  2,429,506
General Motors Corp. ...................  5,400          327,375
Goodrich (B.F.) Co. .................... 53,300        2,208,619
                                                    ------------
                                                    $  4,965,500
                                                    ------------
Banks and Credit Companies -- 6.0%
Bank of New York, Inc. ................. 43,400     $  2,509,062
BankBoston Corp. .......................  3,200          300,600
BB&T Corp. ............................. 13,700          877,656
Chase Manhattan Corp. ..................  9,660        1,057,770
Corestates Financial Corp. ............. 15,100        1,208,944
Fleet Financial Group, Inc. ............ 11,700          876,769
National City Corp. .................... 50,800        3,340,100
NationsBank Corp. ...................... 31,200        1,897,350
Northern Trust Corp. ................... 33,200        2,315,700
Norwest Corp. .......................... 50,800        1,962,150
PNC Bank Corp. ......................... 47,600        2,716,175
                                                    ------------
                                                    $ 19,062,276
                                                    ------------
Building -- 0.1%
Sherwin Williams Co. ................... 11,500     $    319,125
                                                    ------------
Business Machines -- 0.9%
International Business Machines Corp.    27,400     $  2,865,013
                                                    ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ......... 16,400     $    763,625
                                                    ------------
Chemicals -- 0.7%
Air Products & Chemicals, Inc. ......... 20,300     $  1,669,675
Dow Chemical Co. .......................  5,200          527,800
                                                    ------------
                                                    $  2,197,475
                                                    ------------
Computer Hardware --
 Systems -- 0.4%
Digital Equipment Corp.* ............... 33,000     $  1,221,000
                                                    ------------

                                                                       19 - TRVA

Issuer                                            Shares                Value
Conglomerates -- 0.1%
Eastern Enterprises .....................          9,800          $    441,000
                                                                  ------------
Consumer Goods and Services -- 1.9%
Colgate-Palmolive Co. ...................          5,400          $    396,900
Philip Morris Cos., Inc. ................         79,200             3,588,750
Rubbermaid, Inc. ........................         34,400               860,000
Tyco International Ltd. .................         24,900             1,122,056
                                                                  ------------
                                                                  $  5,967,706
                                                                  ------------
Electrical Equipment -- 1.8%
Cooper Industries, Inc. .................         37,400          $  1,832,600
General Electric Co. ....................         43,700             3,206,487
Hubbell, Inc. ...........................         16,000               789,000
                                                                  ------------
                                                                  $  5,828,087
                                                                  ------------
Entertainment -- 0.2%
Viacom, Inc., "B"* ......................         14,400          $    596,700
                                                                  ------------
Financial Institutions -- 3.3%
American Express Co. ....................         35,900          $  3,204,075
Beneficial Corp. ........................          3,500               290,937
CIT Group, Inc. "A"* ....................          5,600               180,600
Edwards (A.G.), Inc. ....................         29,700             1,180,575
Federal Home Loan Mortgage Corp. ........         24,400             1,023,275
Federal National Mortgage Assn. .........         44,900             2,562,106
Merrill Lynch & Co., Inc. ...............          8,500               619,969
Morgan Stanley, Dean Witter, Discover
 & Co. ..................................         21,800             1,288,925
                                                                  ------------
                                                                  $ 10,350,462
                                                                  ------------
Food and Beverage Products -- 0.5%
General Mills, Inc. .....................          8,100          $    580,163
McCormick & Co., Inc. ...................         14,400               403,200
PepsiCo., Inc. ..........................         20,200               736,037
                                                                  ------------
                                                                  $  1,719,400
                                                                  ------------
Forest and Paper Products -- 0.8%
Champion International Corp. ............         16,400          $    743,125
Weyerhaeuser Co. ........................         39,100             1,918,344
                                                                  ------------
                                                                  $  2,661,469
                                                                  ------------
Insurance -- 4.5%
Allstate Corp. ..........................          8,200          $    745,175
Chubb Corp. .............................         32,000             2,420,000
CIGNA Corp. .............................         16,600             2,872,837
Conseco, Inc. ...........................            140                 6,361
Lincoln National Corp. ..................         28,600             2,234,375
St. Paul Cos., Inc. .....................         22,300             1,829,994

Issuer                                            Shares                Value
Insurance -- continued
Torchmark Corp. .........................         59,200          $  2,490,100
Travelers Group, Inc. ...................         31,050             1,672,819
                                                                  ------------
                                                                  $ 14,271,661
                                                                  ------------
Machinery -- 0.9%
Deere & Co., Inc. .......................         24,200          $  1,411,162
Lear Corp.* .............................         23,900             1,135,250
York International Corp. ................         11,100               439,144
                                                                  ------------
                                                                  $  2,985,556
                                                                  ------------
Medical and Health Products -- 2.4%
American Home Products Corp. ............         31,800          $  2,432,700
Baxter International, Inc. ..............          9,600               484,200
Bristol-Myers Squibb Co. ................         48,200             4,560,925
                                                                  ------------
                                                                  $  7,477,825
                                                                  ------------
Medical and Health Technology
 and Services -- 0.3%
United Healthcare Corp. .................         16,400          $    814,875
                                                                  ------------
Metals and Minerals -- 0.5%
Aluminum Cos. of America ................         18,700          $  1,316,013
Phelps Dodge Corp. ......................          3,700               230,325
                                                                  ------------
                                                                  $  1,546,338
                                                                  ------------
Oil Services -- 0.2%
Baker Hughes, Inc. ......................         17,000          $    741,625
                                                                  ------------
Oils -- 4.5%
Amoco Corp. .............................         14,200          $  1,208,775
Atlantic Richfield Co. ..................         22,800             1,826,850
Chevron Corp. ...........................         10,700               823,900
Exxon Corp. .............................         33,700             2,062,019
Mobil Corp. .............................         24,400             1,761,375
Occidental Petroleum Corp. ..............         37,000             1,084,562
Texaco, Inc. ............................         53,400             2,903,625
Unocal Corp. ............................         18,700               725,794
USX-Marathon Group ......................         58,500             1,974,375
                                                                  ------------
                                                                  $ 14,371,275
                                                                  ------------
Photographic Products -- 0.4%
Eastman Kodak Co. .......................         22,700          $  1,380,444
                                                                  ------------
Pollution Control -- 1.2%
Browning Ferris Industries, Inc. ........         63,700          $  2,356,900
Waste Management, Inc. ..................         52,200             1,435,500
                                                                  ------------
                                                                  $  3,792,400
                                                                  ------------

20 - TRVA

Issuer                                             Shares                Value
Railroads -- 1.1%
Burlington Northern Santa Fe
 Railway Co. ................................      10,800          $  1,003,725
Illinois Central Corp. ......................      47,850             1,629,891
Norfolk Southern Corp. ......................      22,900               705,606
                                                                   ------------
                                                                   $  3,339,222
                                                                   ------------
Real Estate -- 0.2%
Meditrust ...................................      17,353          $    635,554
                                                                   ------------
Real Estate Investment Trusts -- 1.1%
Arden Realty, Inc. ..........................      25,200          $    774,900
Boston Properties, Inc. .....................      16,800               555,450
Hospitality Properties Trust ................      17,000               558,875
National Health Investors, Inc. .............       5,500               230,313
Prime Group Realty Trust ....................      19,200               388,800
Tower Realty Trust, Inc. ....................       8,600               211,775
TriNet Corporate Realty Trust, Inc. .........      23,100               893,681
                                                                   ------------
                                                                   $  3,613,794
                                                                   ------------
Restaurants and Lodging
Tricon Global Restaurants, Inc.* ............       3,110          $     90,384
                                                                   ------------
Special Products and
Services -- 0.1%
Stanley Works ...............................       5,400          $    254,813
                                                                   ------------
Stores -- 1.8%
CVS Corp. ...................................       4,700          $    301,094
May Department Stores Co. ...................       7,000               368,812
Penney (J.C.), Inc. .........................      27,600             1,664,625
Rite Aid Corp. ..............................      47,600             2,793,525
Sears, Roebuck & Co. ........................      11,200               506,800
                                                                   ------------
                                                                   $  5,634,856
                                                                   ------------
Supermarkets -- 0.3%
Meyer (Fred), Inc.* .........................       5,100          $    185,513
Safeway, Inc.* ..............................      10,000               632,500
                                                                   ------------
                                                                   $    818,013
                                                                   ------------
Telecommunications -- 0.7%
AT&T Corp. ..................................      36,300          $  2,223,375
                                                                   ------------
Utilities -- Electric -- 4.3%
Carolina Power & Light Co. ..................      28,200          $  1,196,738
Cinergy Corp. ...............................      20,000               766,250
CMS Energy Corp. ............................      22,300               982,594
DPL, Inc. ...................................      20,000               575,000
Duke Energy Corp. ...........................      26,680             1,477,405


Issuer                                             Shares                Value
Utilities -- Electric -- continued
FPL Group, Inc. .............................      43,000          $  2,545,062
GPU, Inc. ...................................      33,400             1,406,975
New Century Energies, Inc. ..................      25,000             1,198,437
Pacificorp ..................................      46,100             1,259,106
Pinnacle West Capital Corp. .................      39,600             1,678,050
Texas Utilities Co. .........................      14,000               581,875
                                                                   ------------
                                                                   $ 13,667,492
                                                                   ------------
Utilities -- Gas -- 1.8%
Coastal Corp. ...............................      39,300          $  2,434,144
Keyspan Energy Corp. ........................      16,600               611,087
Pacific Enterprises .........................      14,000               526,750
UGI Corp. ...................................      20,000               586,250
Williams Cos., Inc. .........................      51,200             1,452,800
                                                                   ------------
                                                                   $  5,611,031
                                                                   ------------
Utilities -- Telephone -- 2.4%
BellSouth Corp. .............................      27,900          $  1,571,119
GTE Corp. ...................................      60,000             3,135,000
SBC Communications, Inc. ....................      14,072             1,030,774
Sprint Corp. ................................      33,900             1,987,387
                                                                   ------------
                                                                   $  7,724,280
                                                                   ------------
 Total U.S. Stocks ..............................................  $158,925,814
                                                                   ------------
Foreign Stocks -- 6.7%
Canada -- 0.4%
Canadian National Railway Co.
 (Railroads) ................................      25,000          $  1,181,250
                                                                   ------------
France -- 0.3%
Alcatel Alsthom, ADR
 (Telecommunications) .......................      39,300          $    994,781
                                                                   ------------
Germany -- 1.0%
Hoechst AG (Chemicals) ......................      19,000          $    666,110
Henkel Kgaa (Chemicals) .....................      38,300             2,419,060
                                                                   ------------
                                                                   $  3,085,170
                                                                   ------------
Netherlands -- 1.6%
Akzo Nobel N.V. (Chemicals) .................      15,200          $  2,623,122
Royal Dutch Petroleum Co., ADR
 (Oils) .....................................      47,900             2,595,581
                                                                   ------------
                                                                   $  5,218,703
                                                                   ------------
Spain -- 0.2%
Repsol S.A., ADR (Oil Services) .............      17,000          $    723,563
                                                                   ------------


                                                                       21 - TRVA

Issuer                                       Shares         Value
Sweden -- 0.1%
Astra AB, "A", ADR (Medical and
 Health Products) .........................      1     $         11
Volvo AB, ADR (Automotive) ................ 14,000          378,000
                                                       ------------
                                                       $    378,011
                                                       ------------
Switzerland -- 0.6%
Novartis AG (Pharmaceuticals) .............  1,233     $  2,004,122
                                                       ------------
United Kingdom -- 2.5%
British Petroleum PLC, ADR (Oils) ......... 52,556     $  4,188,056
Diageo PLC (Food and Beverages) ........... 86,200          789,820
SmithKline-Beecham PLC, ADR
 (Medical and Health Products) ............ 58,200        2,993,663
                                                       ------------
                                                       $  7,971,539
                                                       ------------
 Total Foreign Stocks ..............................   $ 21,557,139
                                                       ------------
 Total Stocks (Identified Cost, $128,644,415) ......   $180,482,953
                                                       ------------


Bonds -- 33.2%

                                              Principal Amount
                                               (000 Omitted)
U.S. Bonds -- 22.2%
Aerospace -- 0.1%
Northrup Grumman Corp.,
 9.375s, 2024 ..............................       $  225        $    260,948
                                                                 ------------
Airlines -- 1.2%
Continental Airlines Pass-Through
 Trust, Inc., 7.461s, 2015 .................       $  100        $    105,847
Continental Airlines, Inc., 9.5s, 2001 .....          625             656,250
Delta Air Lines, Inc., 8.5s, 2002 ..........          400             426,828
Jet Equipment Trust, 8.64s, 2012## .........          237             267,410
Jet Equipment Trust, 9.41s, 2010## .........          330             394,746
Jet Equipment Trust, 10.69s, 2015## ........          250             328,670
Jet Equipment Trust, 11.44s, 2014## ........          300             401,154
Northwest Airlines, Inc., 8.7s, 2007 .......          100             106,188
United Airlines Pass-Through Trust,
 7.27s, 2013 ...............................        1,193           1,238,858
                                                                 ------------
                                                                 $  3,925,951
                                                                 ------------
Automotive -- 0.1%
Ford Motor Co., 7.7s, 2097 .................       $  380        $    417,548
                                                                 ------------

                                                  Principal Amount
Issuer                                              (000 Omitted)     Value
Banks and Credit Companies -- 1.6%
Beaver Valley Funding Corp., 9s, 2017                $  350        $  389,116
BT Institutional Capital Trust,
 7.75s, 2026## ..................................       400           409,496
Capital One Financial Corp.,
 7.25s, 2003 ....................................       400           403,536
Colonial Capital II, 8.92s, 2027 ................       235           257,513
First Chicago NBD Institutional Capital,
 7.95s, 2026## ..................................       250           261,633
MBNA Capital, 8.278s, 2026 ......................     1,200         1,255,248
Riggs National Corp., 8.5s, 2006 ................       200           209,772
Socgen Real Estate Co., 7.64s, 2049##                   800           819,856
State Street Bank & Trust I,
 7.94s, 2026## ..................................       350           371,721
Washington Mutual Capital I,
 8.375s, 2027 ...................................       540           595,285
                                                                   ----------
                                                                   $4,973,176
                                                                   ----------
Building -- 0.1%
Owens Corning Fiberglass Corp.,
 8.875s, 2002 ...................................    $  200        $  217,626
Owens Corning Fiberglass Corp.,
 9.9s, 2015## ...................................       192           215,236
                                                                   ----------
                                                                   $  432,862
                                                                   ----------
Cellular Telephones -- 0.1%
U.S. Cellular Corp., 7.25s, 2007 ................    $  300        $  306,369
                                                                   ----------
Chemicals -- 0.2%
Solutia Inc., 7.375s, 2027 ......................    $  470        $  482,530
                                                                   ----------
Construction Services -- 0.4%
Georgia Pacific Corp., 9.875s, 2021 .............    $1,150        $1,301,627
                                                                   ----------
Consumer Goods and
 Services -- 0.3%
Philip Morris Cos. Inc., 7.75s, 2027 ............    $  450        $  485,973
Philip Morris Cos., Inc., 7.65s, 2008 ...........       300           318,351
                                                                   ----------
                                                                   $  804,324
                                                                   ----------
Corporate Asset Backed -- 3.4%
AT&T Universal Card Master Trust,
 6.006s, 2003 ...................................    $3,500        $3,497,795
AT&T Universal Card Master Trust,
 5.965s, 2004 ...................................     2,000         1,999,360
BCF LLC, 7.75s, 2026## ..........................       196           196,120


22 - TRVA

                                                   Principal Amount
Issuer                                              (000 Omitted)     Value
Corporate Asset Backed -- continued
Beneficial Home Equity Loan Trust,
 5.808s, 2037 ...................................... $  2,858     $  2,852,732
Continental Airlines, Inc., 9.5s, 2013 .............      147          171,044
Continental Airlines, Inc., 10.22s, 2014                  632          766,710
Loewen Group, Inc. Pass-Through Ctf.,
 6.7s, 1999 ........................................      638          634,727
MBNA Master Credit Card Trust II,
 5.86s, 2005 .......................................      600          600,000
                                                                  ------------
                                                                  $ 10,718,488
                                                                  ------------
Entertainment -- 2.1%
Circus Circus Enterprises, Inc.,
 6.7s, 2096 ........................................ $    300     $    299,661
Circus Circus Enterprises, Inc.,
 7s, 2036 ..........................................      700          715,743
Hearst Argyle Television Inc.,
 7.5s, 2027 ........................................      477          491,405
Time Warner Pass-Through Asset
 Trust, 6.1s, 2001## ...............................    3,500        3,429,370
Time Warner, Inc., 9.125s, 2013 ....................      785          934,755
Time Warner, Inc., 9.15s, 2023 .....................      500          616,045
                                                                  ------------
                                                                  $  6,486,979
                                                                  ------------
Financial Institutions -- 2.2%
Dynex Capital, Inc., 7.875s, 2002 .................. $    470     $    475,823
First Empire Capital Trust I,
 8.234s, 2027 ......................................      845          909,854
First Merchants Acceptance Corp.,
 9.5s, 2006 ........................................      160           64,000
Greenpoint Capital Trust I, 9.1s, 2027 .............      200          220,316
Lehman Brothers, Inc., 7.125s, 2003 ................      400          408,980
Lehman Brothers, Inc., 7.375s, 2004 ................      100          103,523
Lehman Brothers, Inc., 7.5s, 2026 ..................    1,150        1,217,114
Leucadia Capital Trust, 8.65s, 2027 ................      310          331,632
MBNA Corp., 6.963s, 2002## .........................      900          914,670
Nationwide Mutual Life Insurance Co.,
 7.5s, 2024## ......................................      750          756,262
Salomon, Inc., 7.2s, 2004 ..........................      180          186,759
Salton Sea Funding Corp., 7.37s, 2005                     400          407,708
Salton Sea Funding Corp., 7.84s, 2010                     400          426,016
Salton Sea Funding Corp., 8.3s, 2011 ...............      200          217,006
United Cos. Financial Corp., 7.7s, 2004                   200          201,316
                                                                  ------------
                                                                  $  6,840,979
                                                                  ------------

                                                     Principal Amount
Issuer                                                (000 Omitted)    Value
Financial Services -- 0.2%
Bear Stearns, Inc., 6.75s, 2007 .................... $    500     $    503,930
Contifinancial Corp., 7.5s, 2002 ...................      170          166,387
                                                                  ------------
                                                                  $    670,317
                                                                  ------------
Forest and Paper Products -- 0.4%
Boise Cascade Co., 7.43s, 2005 ..................... $    250     $    261,915
Boise Cascade Co., 9.85s, 2002 .....................      600          677,358
Waterford 3 Funding Corp.,
 8.09s, 2017 .......................................      300          313,602
                                                                  ------------
                                                                  $  1,252,875
                                                                  ------------
Insurance -- 1.6%
Conseco Finance Trust III,
 8.796s, 2027 ...................................... $    250     $    282,390
Equitable Life Assurance Society,
 7.7s, 2015## ......................................      833          885,212
Providian Capital I, 9.525s, 2027## ................      850          928,455
Safeco Capital Trust I, 8.072s, 2037 ...............    1,925        2,010,817
Travelers Capital III, 7.75s, 2036 .................      790          819,254
                                                                  ------------
                                                                  $  4,926,128
                                                                  ------------
Medical and Health Technology
 and Services -- 0.2%
Tenet Healthcare Corp., 8s, 2005 ................... $    575     $    585,063
                                                                  ------------
Oil Services -- 0.3%
Seacorp Smit, Inc., 7.2s, 2009 ..................... $    675     $    688,500
Ultramar Diamond Shamrock Corp.,
 7.2s, 2017 ........................................      395          405,637
                                                                  ------------
                                                                  $  1,094,137
                                                                  ------------
Oils -- 0.8%
Chesapeake Energy Corp.,
 7.875s, 2004 ...................................... $    270     $    265,275
Enserch Exploration, Inc.,
 7.54s, 2009## .....................................      350          351,015
Gulf Canada, 9.25s, 2004 ...........................      260          274,201
Lasmo Usa, Inc., 7.3s, 2027 ........................      382          390,118
Louisiana Land & Exploration Co.,
 7.65s, 2023 .......................................      500          543,250
Oryx Energy Co., 10s, 2001 .........................      290          318,585
Transocean Offshore, Inc., 8s, 2027 ................      305          344,955
                                                                  ------------
                                                                  $  2,487,399
                                                                  ------------

                                                                       23 - TRVA

                                                  Principal Amount
Issuer                                             (000 Omitted)     Value
Precious Metals and Minerals
Freeport McMoRan Copper Gold, Inc.,
 7.5s, 2006 ..................................... $   139       $    118,186
                                                                ------------
Restaurants and Lodging -- 0.4%
Hilton Hotels Corp., 7.95s, 2007 ................ $   940       $    997,152
Mirage Resorts, Inc., 6.75s, 2007 ...............     180            179,444
                                                                ------------
                                                                $  1,176,596
                                                                ------------
Telecommunications -- 1.3%
Continental Cablevision, Inc.,
 8.3s, 2006 ..................................... $   200       $    218,282
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007## .................................     170            169,575
TCI Communications Financing III,
 9.65s, 2027 ....................................     700            819,434
Tele-Communications, Inc., 8.25s, 2003                260            277,651
Tele-Communications, Inc., 7.38s, 2001                250            255,908
Tele-Communications, Inc., 7.49s, 2003                800            824,464
WorldCom, Inc., 7.75s, 2007 .....................     580            622,856
WorldCom, Inc., 7.75s, 2027 .....................     393            432,555
WorldCom, Inc., 8.875s, 2006 ....................     320            344,294
                                                                ------------
                                                                $  3,965,019
                                                                ------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014 .............. $   250       $    267,143
                                                                ------------
Utilities -- Electric -- 4.0%
CalEnergy Co., Inc., 7.63s, 2007 ................ $   200       $    201,844
Cleveland Electric Illuminating Co.,
 7.88s, 2017## ..................................     575            607,027
Cleveland Electric Illuminating Co.,
 9s, 2023 .......................................     450            489,708
Comed Financing II, 8.5s, 2027 ..................     300            321,228
Commonwealth Edison Co., 6.4s, 2005                   300            293,802
Commonwealth Edison Co.,
 7.625s, 2007 ...................................     830            875,965
Edison Mission Energy, 7.33s, 2008 ..............     100            104,438
El Paso Electric Co., 8.9s, 2006 ................     125            136,676
First PV Funding Corp., 10.15s, 2016 ............     348            376,700
First PV Funding Corp., 10.3s, 2014 .............     251            271,389
Long Island Lighting Co., 7.5s, 2007 ............     275            284,856
Long Island Lighting Co., 8.9s, 2019 ............     820            872,554
Long Island Lighting Co., 9s, 2022 ..............   1,825          2,037,740
Long Island Lighting Co., 9.625s,
 2024 ...........................................     250            253,583

                                                  Principal Amount
Issuer                                             (000 Omitted)    Value
Utilities -- Electric -- continued
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ................................... $   408       $    438,738
Midland Funding Corp. II, "A",
 11.75s, 2005 ...................................     540            648,729
Montana Power Co., 7.875s, 2026 .................     750            839,513
Niagara Mohawk Power Corp.,
 6.875s, 2001 ...................................     500            503,350
Niagara Mohawk Power Corp.,
 7.875s, 2023 ...................................     300            299,153
Niagara Mohawk Power Corp.,
 7.875s, 2024 ...................................     250            252,705
Niagara Mohawk Power Corp.,
 8.5s, 2023 .....................................     285            304,862
Niagara Mohawk Power Corp.,
 8.77s, 2018 ....................................     932          1,003,242
North Atlantic Energy, 9.05s, 2002 ..............     100            102,764
Southern Co. Capital Trust,
 8.19s, 2037 ....................................     251            265,342
Texas & New Mexico Power Co.,
 12.5s, 1999 ....................................     278            293,618
Texas Utilities Electric Co., 7.17s, 2007             470            488,979
Toledo Edison Co., 7.875s, 2004 .................     250            261,168
                                                                ------------
                                                                $ 12,829,673
                                                                ------------
Utilities -- Gas -- 0.6%
California Energy, Inc., 10.25s, 2004 ........... $   600       $    654,240
Louis Dreyfus Natural Gas Corp.,
 6.875s, 2007## .................................     430            430,000
Tennessee Gas Pipeline Co.,
 7.625s, 2037 ...................................     400            431,760
Texas Gas Transmission Corp.,
 7.25s, 2027 ....................................     400            416,188
                                                                ------------
                                                                $  1,932,188
                                                                ------------
Other -- 0.5%
Burlington Industries, Inc., New,
 7.25s, 2027 .................................... $   240       $    252,286
News America Holdings, Inc.,
 7.75s, 2045 ....................................     870            900,833
News America Holdings, Inc., 8s, 2016                 540            579,593
                                                                ------------
                                                                $  1,732,712
                                                                ------------
   Total U.S. Bonds ..........................................  $ 69,989,217
                                                                ------------


24 - TRVA

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)           Value
Foreign Bonds -- 1.1%
Argentina -- 0.2%
Hidroelectrica Alicura, 8.375s, 1999##.................................. $   500               $    495,000
                                                                                               ------------
Chile -- 0.2%
Empresa Nacional De Electric, 7.325s,
 2037................................................................... $   379               $    382,729
Empresa Electrica Del Norts, 7.75s, 2006##..............................     190                    184,458
                                                                                               ------------
                                                                                               $    567,187
                                                                                               ------------
Colombia -- 0.1%
Republic of Colombia, 8.75s, 1999 ...................................... $   250               $    257,455
                                                                                               ------------
Finland -- 0.2%
Upm Kymmene Corp., 7.45s, 2027## ....................................... $   500               $    504,062
                                                                                               ------------
Indonesia -- 0.1%
PT Polysindo Eka Perkasa, 13s, 2001..................................... $   444               $    404,040
                                                                                               ------------
Mexico -- 0.1%
Banco Commercial S.A., 8.25s, 2007## .                                   $   280               $    271,236
                                                                                               ------------
Panama -- 0.1%
Republic of Panama, 7.85s, 2002## ...................................... $   195               $    188,906
                                                                                               ------------
Thailand -- 0.1%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011## ........................................................ $   490               $    415,104
                                                                                               ------------
   Total Foreign Bonds .....................................................................   $  3,102,990
                                                                                               ------------
U.S. Government Guaranteed -- 6.8%
Government National Mortgage
 Association -- 1.5%
GNMA, 7.5s, 2026-2027 .................................................. $ 3,123               $  3,199,306
GNMA, 8s, 2025 .........................................................   1,400                  1,461,250
                                                                                               ------------
                                                                                               $  4,660,556
                                                                                               ------------
U.S. Treasury Obligations -- 5.3%
U.S. Treasury Notes, 9.25s, 1998 ....................................... $   950               $    970,634
U.S. Treasury Notes, 5.875s, 1999 ......................................   1,985                  1,991,193
U.S. Treasury Notes, 6.25s, 2002 .......................................   2,015                  2,056,247
U.S. Treasury Notes, 7.25s, 2004 .......................................   1,313                  1,417,016
U.S. Treasury Notes, 6.5s, 2006 ........................................   2,295                  2,402,934
U.S. Treasury Notes, 6.125s, 2007 ......................................   2,083                  2,140,616
U.S. Treasury Bonds, 6.125s, 2027 ......................................     990                  1,017,383
U.S. Treasury Bonds, 6.375s, 2027 ......................................   3,730                  3,933,994
U.S. Treasury Bonds, 6.625s, 2027 ......................................     721                    782,732
                                                                                               ------------
                                                                                               $ 16,712,749
                                                                                               ------------
 Total U.S. Government Guaranteed .........................................................   $ 21,373,305
                                                                                              ------------


                                                                           Principal Amount
Issuer                                                                      (000 Omitted)           Value
U.S. Federal Agencies -- 3.1%
Federal National Mortgage
 Association -- 3.1%
FNMA, 7s, 2012-2012 .................................................... $ 3,842               $  3,898,560
FNMA, 7.5s, 2011 .......................................................   5,758                  5,907,659
                                                                                               ------------
   Total U.S. Federal Agencies ............................................................    $  9,806,219
                                                                                               ------------
   Total Bonds (Identified Cost, $101,503,965) ............................................    $104,271,911
                                                                                               ------------
Convertible Bond -- 0.3%
Newell Financial Trust Co.*, 5.25s
 (Industrial)## (Identified Cost
 $1,020,525) ........................................................... $    20               $  1,063,350
                                                                                               ------------


Preferred Stock -- 0.4%

                                              Shares
Printing and Publishing -- 0.1%
NB Capital Corp., 8.35%*## ................    400      $    436,400
                                                        ------------
Utilities -- Electric -- 0.2%
Long Island Lighting Co. .................. 20,000      $    522,500
                                                        ------------
Utilities -- Gas -- 0.1%
El Paso Tennessee Pipeline Co., 8.25% .....  4,000      $    223,000
                                                        ------------
   Total Preferred Stock (Identified Cost, $1,088,900)  $  1,181,900
                                                        ------------


Short-Term Obligations -- 9.1%

                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 1/02/98.....      $   860        $    859,887
Federal Home Loan Bank, due 1/21/98.....        8,153           8,128,088
Federal Home Loan Mortgage Corp.,
 due 1/02/98-1/09/98 ...................       19,880          19,862,708
                                                             ------------
   Total Short-Term Obligations, at Amortized Cost .......   $ 28,850,683
                                                             ------------
   Total Investments (Identified Cost, $261,108,488) .....   $315,850,797
Other Assets, Less Liabilities -- 0.3% ...................      1,054,742
                                                             ------------
    Net Assets -- 100% ...................................   $316,905,539
                                                             ============

           See portfolio footnotes and notes to financial statements

                                                                       25 - TRVA

Portfolio of Investments -- December 31, 1997
World Government Variable Account
Bonds -- 93.4%


                                             Principal Amount
Issuer                                        (000 Omitted)          Value
U.S. Bonds -- 50.1%
Federal National Mortgage
 Association -- 7.5%
Federal National Mortgage Assn.,
 2.125s, 2007 ............................. $ 230,000           $  1,800,423
                                                                ------------
U.S. Treasury Obligations -- 42.6%
U.S. Treasury Notes, 6.625s, 2002 ......... $   1,530           $  1,580,199
U.S. Treasury Notes, 5.75s, 2003 ..........     3,100              3,101,922
U.S. Treasury Notes, 5.875s, 2004 .........     1,200              1,210,500
U.S. Treasury Notes, 6.5s, 2005 ...........     4,200              4,378,500
                                                                ------------
                                                                $ 10,271,121
                                                                ------------
   Total U.S. Bonds .........................................   $ 12,071,544
                                                                ------------

Foreign Bonds -- 43.3%
Germany -- 13.4%
Federal Republic of Germany,
 6.25s, 2006 ..................................   DEM         3,521      $  2,078,899
Treuhandanstalt, 6s, 2003 .....................               1,989         1,159,973
                                                                         ------------
                                                                         $  3,238,872
                                                                         ------------
Italy -- 5.5%
Republic of Italy, 9.5s, 1999 .................   ITL       895,000      $    528,645
Republic of Italy, 8.5s, 2004 .................           1,220,000           797,504
                                                                         ------------
                                                                         $  1,326,149
                                                                         ------------
Japan -- 11.4%
International Bank of Reconstruction
 and Development, 4.5s, 2003 ..................   JPY       207,000      $  1,844,633
Japan Development Bank, 2.875s,
 2006 .........................................             110,000           912,579
                                                                         ------------
                                                                         $  2,757,212
                                                                         ------------
Spain -- 3.1%
Government of Spain, 7.35s, 2007 ..............   ESP        99,750      $    736,484
                                                                         ------------
Sweden -- 2.0%
Kingdom of Sweden, 6s, 2005 ...................   SEK         3,700      $    469,849
                                                                         ------------
United Kingdom -- 7.9%
U.K. Treasury, 10s, 2003 ......................   GBP           550      $  1,052,337
U.K. Treasury, 7.75s, 2006 ....................                 480           860,170
                                                                         ------------
                                                                         $  1,912,507
                                                                         ------------
   Total Foreign Bonds .............................................     $ 10,441,073
                                                                         ------------


Short-Term Obligations -- 4.1%

Foreign Bonds -- 43.3%
 Total Bonds (Identified Cost, $22,579,231).........................     $ 22,512,617
                                                                         ------------

                                         Principal Amount
Issuer                                    (000 Omitted)           Value
Associates Corp. of North America,
 due 1/02/98, at Amortized Cost and
 Value ...............................  $  1,000             $    999,814
                                                             ------------
Put Options Purchased -- 0.5%
                                       Principal Amount
                                         of Contracts
Issuer/Expiration Month/Strike Price   (000 Omitted)
Australian Dollars/
 December/0.71 ....................... $  1,431              $     4,374
Japanese Yen/
 April/130 ...........................  598,845                  105,396
                                                             ------------
   Total Put Options Purchased
    (Identified Cost, $96,172)............................   $   109,770
                                                             ------------
   Total Investments (Identified Cost, $23,675,217).......   $23,622,201
                                                             ------------
Call Options Written -- (0.1)%
Japanese Yen/
 May/119
 (Premiums Received, $46,762)......... (296,310)             $   (24,001)
Other Assets, Less Liabilities -- 2.1% ...................       498,410
                                                             ------------
   Net Assets - 100.0% ...................................   $24,096,610
                                                             ============

           See portfolio footnotes and notes to financial statements


Portfolio Footnotes:

  * Non-income producing security.
 ** Non-income producing security - in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for an open futures contract.
  + Restricted security.
[dbldag] Security valued by or at the direction of the Trustees.
[dbldag][dbldag] Inverse floating rate security.
[sec][sec] When issued security. At December 31, 1997, the account had sufficient cash and/or securities at least equal to the value of the when-issued security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   CAD  = Canadian Dollars           ITL  = Italian Lire
   CHF  = Swiss Francs               JPY  = Japanese Yen
   DEM = Deutsche Marks              NLG  = Dutch Guilders
   ESP  = Spanish Pesetas            SEK  = Swedish Kronor
   GBP  = British Pounds

26 - WGVA

Statements of Assets and Liabilities -- December 31, 1997
(000 Omitted)

                                                           Capital     Government     High
                                                        Appreciation   Securities     Yield
                                                          Variable      Variable    Variable
                                                           Account       Account     Account
Assets:                                                -------------- ------------ ----------
 Investments --
  Identified cost ....................................    $462,103      $184,719    $194,693
  Unrealized appreciation (depreciation) .............     159,935         7,769       3,942
                                                          --------      --------    --------
   Total value .......................................    $622,038      $192,488    $198,635
 Cash ................................................         550            85          92
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................          --            --          --
 Net receivable for foreign currency exchange
  contracts closed or subjected to master
  netting agreement ..................................          --            --          --
 Receivable for investments sold .....................       7,832            --          --
 Receivable for units sold ...........................          40             5           2
 Interest and dividends receivable ...................         469         1,813       3,838
 Receivable from sponsor .............................          --            --          89
 Other assets ........................................           5             2           2
                                                          --------      --------    --------
   Total assets ......................................    $630,934      $194,393    $202,658
                                                          --------      --------    --------
Liabilities:
 Payable for investments purchased ...................    $  2,432      $    241       $  --
 Payable for units surrendered .......................         419            --          62
 Written options outstanding, at value
  (premiums received, $274 and $46, respectively)               --            --          --
 Payable for forward foreign currency exchange
  contracts to sell ..................................          --            --          --
 Payable to affiliates --
  Investment adviser .................................          12             3           4
  Administrative fee .................................          --            --          --
  Sponsor ............................................         697            90          --
 Payable for daily variation margin on open
  futures contracts ..................................          --            36          --
 Accrued expenses and other liabilities ..............          86            88          59
                                                          --------      --------   ---------
   Total liabilities .................................    $  3,646      $    458    $    125
                                                          --------      --------   ---------
   Net assets ........................................    $627,288      $193,935    $202,533
                                                          ========      ========   =========


                                                         Managed     Money      Total       World
                                                         Sectors    Market     Return    Governments
                                                        Variable   Variable   Variable    Variable
                                                         Account    Account    Account     Account
Assets:                                                ---------- ---------- ---------- ------------
 Investments --
  Identified cost ....................................  $104,861   $112,558   $261,108    $23,675
  Unrealized appreciation (depreciation) .............    14,023         --     54,743        (53)
                                                        --------   --------   --------    -------
   Total value .......................................  $118,884   $112,558   $315,851    $23,622
 Cash ................................................        29          5        200         15
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................        --         --         --        105
 Net receivable for foreign currency exchange
  contracts closed or subjected to master
  netting agreement ..................................        --         --         --        555
 Receivable for investments sold .....................     4,145         --        205      1,184
 Receivable for units sold ...........................       165         31         35         --
 Interest and dividends receivable ...................        69         --      2,196        427
 Receivable from sponsor .............................        --         --        426         --
 Other assets ........................................         2         14          3         --
                                                        --------   --------   --------    -------
   Total assets ......................................  $123,294   $112,608   $318,916    $25,908
                                                        --------   --------   --------    -------
Liabilities:
 Payable for investments purchased ...................  $     55   $     --   $  1,706    $ 1,184
 Payable for units surrendered .......................       150          9        247         11
 Written options outstanding, at value
  (premiums received, $274 and $46, respectively)          1,253         --         --         24
 Payable for forward foreign currency exchange
  contracts to sell ..................................        --         --         --        541
 Payable to affiliates --
  Investment adviser .................................         2          2          6         --
  Administrative fee .................................        --          1          1         --
  Sponsor ............................................        61        109         --         21
 Payable for daily variation margin on open
  futures contracts ..................................        --         --         --         --
 Accrued expenses and other liabilities ..............        34         40         50         30
                                                        --------  ---------   --------    -------
   Total liabilities .................................  $  1,555   $    161   $  2,010    $ 1,811
                                                        --------  ---------   --------    -------
   Net assets ........................................  $121,739   $112,447   $316,906    $24,097
                                                        ========  =========   ========    =======

                       See notes to financial statements

(000 Omitted except for unit values)

                                                                                      Capital     Government
                                                                                   Appreciation   Securities
                                                                         Unit        Variable      Variable
                                                             Units      Value         Account       Account
                                                            ------- ------------- -------------- ------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
 Compass 2 ................................................  8,173   $  55.3902      $452,665
 Compass 3 ................................................  2,953      36.7764       108,603
 Compass 3 - Level 2 ......................................  3,971      15.1500        60,166
Government Securities
 Variable Account --
 Compass 2 ................................................  5,613   $  27.5372                    $154,562
 Compass 3 ................................................  1,129      19.3693                      21,859
 Compass 3 - Level 2 ......................................  1,319      11.2258                      14,812
High Yield
 Variable Account --
 Compass 2 ................................................  4,424   $  32.6450
 Compass 3 ................................................  1,209      24.1529
 Compass 3 - Level 2 ......................................  2,042      12.7936
Managed Sectors
 Variable Account --
 Compass 2 ................................................    736   $  45.4522
 Compass 3 ................................................  1,258      45.0995
 Compass 3 - Level 2 ......................................  2,156      14.4652
Money Market
 Variable Account --
 Compass 2 ................................................  4,639   $  17.7451
 Compass 3 ................................................  1,160      14.6369
 Compass 3 - Level 2 ......................................  1,104      10.8587
Total Return
 Variable Account --
 Compass 2 ................................................  3,956   $  30.1563
 Compass 3 ................................................  4,024      29.7131
 Compass 3 - Level 2 ......................................  5,260      14.2173
World Governments
 Variable Account --
 Compass 2 ................................................    435   $  18.2798
 Compass 3 ................................................    500      18.0103
 Compass 3 - Level 2 ......................................    670      10.4553
                                                                                     --------      --------
Net assets applicable to owners of deferred contracts .....                           621,434       191,233
Reserve for variable annuities --
  Compass 2 Contracts .........................................................         5,347         2,497
  Compass 3 Contracts .........................................................           144            74
  Compass 3 - Level 2 Contracts ...............................................           363           131
                                                                                     --------      --------
    Net assets ................................................................      $627,288      $193,935
                                                                                     ========      ========



                                                               High      Managed     Money      Total       World
                                                               Yield     Sectors    Market     Return    Governments
                                                             Variable   Variable   Variable   Variable    Variable
                                                              Account    Account    Account    Account     Account
                                                            ---------- ---------- ---------- ---------- ------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
 Compass 2 ................................................
 Compass 3 ................................................
 Compass 3 - Level 2 ......................................
Government Securities
 Variable Account --
 Compass 2 ................................................
 Compass 3 ................................................
 Compass 3 - Level 2 ......................................
High Yield
 Variable Account --
 Compass 2 ................................................ $144,409
 Compass 3 ................................................   29,184
 Compass 3 - Level 2 ......................................   26,127
Managed Sectors
 Variable Account --
 Compass 2 ................................................            $ 33,400
 Compass 3 ................................................              56,753
 Compass 3 - Level 2 ......................................              31,191
Money Market
 Variable Account --
 Compass 2 ................................................                       $ 82,283
 Compass 3 ................................................                         16,967
 Compass 3 - Level 2 ......................................                         11,991
Total Return
 Variable Account --
 Compass 2 ................................................                                  $119,276
 Compass 3 ................................................                                   119,548
 Compass 3 - Level 2 ......................................                                    74,789
World Governments
 Variable Account --
 Compass 2 ................................................                                                $ 7,942
 Compass 3 ................................................                                                  9,006
 Compass 3 - Level 2 ......................................                                                  7,005
                                                            --------   --------   --------   --------      -------
Net assets applicable to owners of deferred contracts .....  199,720    121,344    111,241    313,613       23,953
Reserve for variable annuities --
  Compass 2 Contracts ...................................      2,799        210      1,203      2,870           62
  Compass 3 Contracts ...................................         14        136          1        186            1
  Compass 3 - Level 2 Contracts .........................         --         49          2        237           81
                                                            --------   --------   --------   --------      -------
    Net assets ..........................................   $202,533   $121,739   $112,447   $316,906      $24,097
                                                            ========   ========   ========   ========      =======

                       See notes to financial statements

Statements of Operations -- Year Ended December 31, 1997
(000 Omitted)

                                                                         Capital     Government     High
                                                                      Appreciation   Securities     Yield
                                                                        Variable      Variable    Variable
                                                                         Account       Account     Account
                                                                     -------------- ------------ ----------
Net investment income (expense):
Income --
 Interest ..........................................................    $    455       $15,366     $18,110
 Dividends .........................................................       3,299            --         248
 Foreign taxes withheld ............................................          --            --          --
                                                                        --------       --------    -------
   Total investment income .........................................    $  3,754       $15,366     $18,358
                                                                        --------       --------    -------
Expenses --
 Mortality and expense risk charges ................................    $  7,684       $ 2,681     $ 2,412
 Management fees ...................................................       4,299         1,160       1,429
 Administrative fees ...............................................          72            24          22
 Custodian fees ....................................................         219            89          79
 Distribution expense charges ......................................         166            37          40
 Auditing fees .....................................................          34            42          47
 Legal fees ........................................................           2             2           2
 Boards of Managers fees and expenses ..............................           6             6           6
 Printing ..........................................................          45            41          35
 Miscellaneous .....................................................          18            30          --
                                                                        --------       --------    -------
   Total expenses ..................................................    $ 12,545       $ 4,112     $ 4,072
 Fees paid indirectly ..............................................          (6)           (4)        (18)
                                                                        ----------     ---------   -------
   Net expenses ....................................................    $ 12,539       $ 4,108     $ 4,054
                                                                        ---------      --------    -------
     Net investment income (expense) ...............................    $ (8,785)      $11,258     $14,304
                                                                        =========      ========    =======
Realized and unrealized gains (losses) on investments:
 Realized gains (losses)(identified cost basis) --
  Investment transactions ..........................................    $103,156       $ 2,714     $ 7,104
  Written option transactions ......................................          --           --           --
  Futures contracts ................................................          --          (290)         --
  Foreign currency transactions ....................................         (15)           --           2
                                                                        ---------      --------    -------
   Net realized gains (losses) on investments and foreign
    currency transactions ..........................................    $103,141       $ 2,424     $ 7,106
                                                                        ---------      --------    -------
Change in unrealized appreciation (depreciation) --
 Investments .......................................................    $ 23,047       $ 1,049     $ 1,659
 Written options ...................................................          --            --          --
 Futures contracts .................................................          --           (27)         --
 Translation of assets and liabilities in foreign currencies .......          --            --          --
                                                                        ---------      --------    -------
  Net unrealized gains (losses) on investments and foreign
   currency translation ............................................    $ 23,047       $ 1,022     $ 1,659
                                                                        ---------      --------    -------
   Net realized and unrealized gains (losses) on
    investments and foreign currency ...............................    $126,188       $ 3,446     $ 8,765
                                                                        ---------      --------    -------
    Increase (decrease) in net assets from operations ..............    $117,403       $14,704     $23,069
                                                                        =========      ========    =======


                                                                        Managed        Money         Total          World
                                                                        Sectors       Market        Return       Governments
                                                                        Variable     Variable      Variable       Variable
                                                                        Account       Account       Account        Account
                                                                     ------------- ------------ -------------- --------------
Net investment income (expense):
Income --
 Interest ..........................................................   $   206        $7,090       $ 9,075        $ 1,697
 Dividends .........................................................       433           --          4,323             --
 Foreign taxes withheld ............................................        (2)          --            (36)            --
                                                                       ----------     ------       --------       -------
   Total investment income .........................................   $   637        $7,090       $13,362        $ 1,697
                                                                       ---------      ------       --------       -------
Expenses --
 Mortality and expense risk charges ................................   $ 1,390        $1,629       $ 3,710        $   331
 Management fees ...................................................       836           639         2,247            201
 Administrative fees ...............................................        13            15            35              3
 Custodian fees ....................................................        49            55           123             26
 Distribution expense charges ......................................        84            37           182             16
 Auditing fees .....................................................        33            29            36             34
 Legal fees ........................................................         2             1             2              2
 Boards of Managers fees and expenses ..............................         6            --             6              8
 Printing ..........................................................        12            17            24             10
 Miscellaneous .....................................................         4            --             5              2
                                                                       ---------      ------       --------       -------
   Total expenses ..................................................   $ 2,429        $2,422       $ 6,370        $   633
 Fees paid indirectly ..............................................        (1)           (7)           (8)            (1)
                                                                       ----------     --------     ---------      --------
   Net expenses ....................................................   $ 2,428        $2,415       $ 6,362        $   632
                                                                       ---------      -------      --------       --------
     Net investment income (expense) ...............................   $(1,791)       $4,675       $ 7,000        $ 1,065
                                                                       =========      =======      ========       ========
Realized and unrealized gains (losses) on investments:
 Realized gains (losses)(identified cost basis) --
  Investment transactions ..........................................   $19,853        $  --        $33,820        $(1,267)
  Written option transactions ......................................       714           --            --            (194)
  Futures contracts ................................................        --           --            --              --
  Foreign currency transactions ....................................        (3)          --             (5)          (260)
                                                                       ----------     -------      ---------      ---------
   Net realized gains (losses) on investments and foreign
    currency transactions ..........................................   $20,564        $  --        $33,815        $(1,721)
                                                                       ---------      -------      --------       ---------
Change in unrealized appreciation (depreciation) --
 Investments .......................................................   $ 5,386        $  --        $14,739        $  (767)
 Written options ...................................................      (979)          --            --             309
 Futures contracts .................................................        --           --            --              --
 Translation of assets and liabilities in foreign currencies .......        --           --            --             366
                                                                       ---------      -------      --------       ---------
  Net unrealized gains (losses) on investments and foreign
   currency translation ............................................   $ 4,407        $  --        $14,739        $   (92)
                                                                       ---------      -------      --------       ---------
   Net realized and unrealized gains (losses) on
    investments and foreign currency ...............................   $24,971        $  --        $48,554        $(1,813)
                                                                       ---------      --------     --------       ---------
    Increase (decrease) in net assets from operations ..............   $23,180        $4,675       $55,554        $  (748)
                                                                       =========      ========     ========       =========

                       See notes to financial statements

Statements of Changes in Net Assets
(000 Omitted)

                                                         Capital Appreciation
                                                           Variable Account
                                                     -----------------------------
                                                       Year Ended     Year Ended
                                                      December 31,   December 31,
                                                          1997           1996
                                                     -------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ..................    $ (8,785)      $ (7,493)
  Net realized gains (losses) on investments and
   foreign currency transactions ...................     103,141         73,931
  Net unrealized gains (losses) on investments
   and foreign currency translation ................      23,047         32,377
                                                       ---------      ---------
   Increase in net assets from operations ..........    $117,403       $ 98,815
                                                       ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .......................    $ 22,456       $ 21,404
  Net transfers between variable and fixed
   accumulation accounts ...........................      (2,471)           554
  Withdrawals, surrenders, annuitizations and
   contract charges ................................     (66,782)       (62,268)
                                                       ---------      ---------
   Net accumulation activity .......................    $(46,797)      $(40,310)
                                                       ---------      ---------
 Annuitization activity:
  Annuitizations ...................................    $    329       $    585
  Annuity payments and contract charges ............        (855)          (811)
  Net transfers among accounts for annuity
   reserves ........................................           8             18
  Adjustments to annuity reserves ..................        (175)          (135)
                                                       ---------      ---------
   Net annuitization activity ......................    $   (693)      $   (343)
                                                       ---------      ---------
  Decrease in net assets from participant
   transactions ....................................    $(47,490)      $(40,653)
                                                       ---------      ---------
     Total increase (decrease) in net assets .........  $ 69,913       $ 58,162
Net assets:
 At beginning of year ..............................     557,375        499,213
                                                       ---------      ---------
 At end of year ....................................    $627,288       $557,375
                                                       =========      =========

                                                         Government Securities              High Yield
                                                           Variable Account              Variable Account
                                                     ----------------------------- ----------------------------
                                                       Year Ended     Year Ended     Year Ended     Year Ended
                                                      December 31,   December 31,   December 31,   December 31,
                                                          1997           1996           1997           1996
                                                     -------------- -------------- -------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ..................   $ 11,258       $ 13,687       $ 14,304       $ 14,327
  Net realized gains (losses) on investments and
   foreign currency transactions ...................      2,424           (151)         7,106          2,950
  Net unrealized gains (losses) on investments
   and foreign currency translation ................      1,022        (12,741)         1,659          3,209
                                                       ---------      ---------      ---------      ---------
   Increase in net assets from operations ..........   $ 14,704       $    795       $ 23,069       $ 20,486
                                                       ---------      ---------      ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .......................   $  4,669       $  6,200       $  4,121       $  4,765
  Net transfers between variable and fixed
   accumulation accounts ...........................    (14,669)         3,800         (2,934)        (2,435)
  Withdrawals, surrenders, annuitizations and
   contract charges ................................    (38,745)       (39,464)       (19,891)       (25,541)
                                                       ---------      ---------      ---------      ---------
   Net accumulation activity .......................   $(48,745)      $(29,464)      $(18,704)      $(23,211)
                                                       ---------      ---------      ---------      ---------
 Annuitization activity:
  Annuitizations ...................................   $    165       $    317       $    150       $    118
  Annuity payments and contract charges ............       (503)          (480)          (472)          (475)
  Net transfers among accounts for annuity
   reserves ........................................         --            (51)            --             13
  Adjustments to annuity reserves ..................         33            (69)            28              6
                                                       ---------      ---------      ---------      ---------
   Net annuitization activity ......................   $   (305)      $   (283)      $   (294)      $   (338)
                                                       ---------      ---------      ---------      ---------
  Decrease in net assets from participant
   transactions ....................................   $(49,050)      $(29,747)      $(18,998)      $(23,549)
                                                       ---------      ---------      ---------      ---------
     Total increase (decrease) in net assets .......   $(34,346)      $(28,952)      $  4,071       $ (3,063)
Net assets:
 At beginning of year ..............................    228,281        257,233        198,462        201,525
                                                       ---------      ---------      ---------      ---------
 At end of year ....................................   $193,935       $228,281       $202,533       $198,462
                                                       =========      =========      =========      =========

                       See notes to financial statements

(000 Omitted)

                                                                                Managed Sectors
                                                                               Variable Account
                                                                         -----------------------------
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              1997           1996
                                                                         -------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ......................................    $ (1,791)      $ (1,218)
  Net realized gains on investments and foreign currency
   transactions ........................................................      20,564         13,675
  Net unrealized gains on investments and foreign currency
   translation .........................................................       4,407          1,100
                                                                           ---------      ---------
   Increase in net assets from operations ..............................    $ 23,180       $ 13,557
                                                                           ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................    $  8,634       $  8,975
  Net transfers between variable and fixed accumulation accounts .......       6,155          3,625
  Withdrawals, surrenders, annuitizations and contract charges .........     (13,689)       (11,912)
                                                                           ---------      ---------
   Net accumulation activity ...........................................    $  1,100       $    688
                                                                           ---------      ---------
 Annuitization activity:
  Annuitizations .......................................................    $    237       $     72
  Annuity payments and contract charges ................................         (54)           (27)
  Net transfers among accounts for annuity reserves ....................           9             65
  Adjustments to annuity reserves ......................................         (15)           (19)
                                                                           ---------      ---------
   Net annuitization activity ..........................................    $    177       $     91
                                                                           ---------      ---------
  Increase (decrease) in net assets from participant transactions ......    $  1,277       $    779
                                                                           ---------      ---------
   Total increase (decrease) in net assets .............................    $ 24,457       $ 14,336
Net assets:
 At beginning of year ..................................................      97,282         82,946
                                                                           ---------      ---------
 At end of year ........................................................    $121,739       $ 97,282
                                                                           =========      =========

                                                                                 Money Market
                                                                               Variable Account
                                                                         ----------------------------
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              1997           1996
                                                                         -------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ......................................    $  4,675       $  5,126
  Net realized gains on investments and foreign currency
   transactions ........................................................          --             --
  Net unrealized gains on investments and foreign currency
   translation .........................................................          --             --
                                                                           ---------      ---------
   Increase in net assets from operations ..............................    $  4,675       $  5,126
                                                                           ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................    $  3,864       $  5,979
  Net transfers between variable and fixed accumulation accounts .......       6,235        (14,269)
  Withdrawals, surrenders, annuitizations and contract charges .........     (29,189)       (37,717)
                                                                           ---------      ---------
   Net accumulation activity ...........................................    $(19,090)      $(46,007)
                                                                           ---------      ---------
 Annuitization activity:
  Annuitizations .......................................................    $     70       $    300
  Annuity payments and contract charges ................................        (284)          (279)
  Net transfers among accounts for annuity reserves ....................          --             --
  Adjustments to annuity reserves ......................................         168           (208)
                                                                           ---------      ---------
   Net annuitization activity ..........................................    $    (46)      $   (187)
                                                                           ---------      ---------
  Increase (decrease) in net assets from participant transactions ......    $(19,136)      $(46,194)
                                                                           ---------      ---------
   Total increase (decrease) in net assets .............................    $(14,461)      $(41,068)
Net assets:
 At beginning of year ..................................................     126,908        167,976
                                                                           ---------      ---------
 At end of year ........................................................    $112,447       $126,908
                                                                           =========      =========

                       See notes to financial statements

(000 Omitted)

                                                                                 Total Return
                                                                               Variable Account
                                                                         -----------------------------
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              1997           1996
                                                                         -------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................    $  7,000       $  7,110
  Net realized gains (losses) on investments and foreign currency
   transactions ........................................................      33,815         27,960
  Net unrealized gains (losses) on investments and foreign currency
   translation .........................................................      14,739         (2,944)
                                                                           ---------      ---------
   Increase (decrease) in net assets from operations ...................    $ 55,554       $ 32,126
                                                                           ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................    $ 15,730       $ 16,989
  Net transfers between variable and fixed accumulation accounts .......       4,273          7,233
  Withdrawals, surrenders, annuitizations and contract charges .........     (43,721)       (36,762)
                                                                           ---------      ---------
   Net accumulation activity ...........................................    $(23,718)      $(12,540)
                                                                           ---------      ---------
 Annuitization activity:
  Annuitizations .......................................................    $    170       $    250
  Annuity payments and contract charges ................................        (492)          (436)
  Net transfers among accounts for annuity reserves ....................         (18)            (4)
  Adjustments to annuity reserves ......................................         162             12
                                                                           ---------      ---------
   Net annuitization activity ..........................................    $   (178)      $   (178)
                                                                           ---------      ---------
  Decrease in net assets from participant transactions .................    $(23,896)      $(12,718)
                                                                           ---------      ---------
   Total increase (decrease) in net assets .............................    $ 31,658       $ 19,408
Net assets:
 At beginning of year ..................................................     285,248        265,840
                                                                           ---------      ---------
 At end of year ........................................................    $316,906       $285,248
                                                                           =========      =========

                                                                              World Governments
                                                                               Variable Account
                                                                         ----------------------------
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              1997           1996
                                                                         -------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................     $ 1,065       $ 1,527
  Net realized gains (losses) on investments and foreign currency
   transactions ........................................................      (1,721)         (265)
  Net unrealized gains (losses) on investments and foreign currency
   translation .........................................................         (92)         (339)
                                                                            --------      --------
   Increase (decrease) in net assets from operations ...................     $  (748)      $   923
                                                                            --------      --------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................     $ 1,455       $ 1,917
  Net transfers between variable and fixed accumulation accounts .......      (2,759)       (3,193)
  Withdrawals, surrenders, annuitizations and contract charges .........      (5,510)       (4,588)
                                                                            --------      --------
   Net accumulation activity ...........................................     $(6,814)      $(5,864)
                                                                            --------      --------
 Annuitization activity:
  Annuitizations .......................................................     $     6       $    --
  Annuity payments and contract charges ................................         (58)          (52)
  Net transfers among accounts for annuity reserves ....................           1            (3)
  Adjustments to annuity reserves ......................................          25           (35)
                                                                            --------      -----------
   Net annuitization activity ..........................................     $   (26)      $   (90)
                                                                            --------      -----------
  Decrease in net assets from participant transactions .................     $(6,840)      $(5,954)
                                                                            --------      -----------
   Total increase (decrease) in net assets .............................     $(7,588)      $(5,031)
Net assets:
 At beginning of year ..................................................      31,685        36,716
                                                                            --------      -----------
 At end of year ........................................................     $24,097       $31,685
                                                                            ========      ===========

                       See notes to financial statements

Per Unit and Other Data

                                                                     Capital Appreciation Variable
                                                                                Account
                                                                   ---------------------------------
                                                                               Compass 2
                                                                   ---------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------
                                                                         1997             1996
                                                                   ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ............................     $45.4107         $37.7151
                                                                      ---------        ---------
 Investment income ...............................................     $ 0.3241         $ 0.2861
 Expenses ........................................................       1.0741           0.8695
                                                                      ---------        ---------
  Net investment loss ............................................     $(0.7500)        $(0.5834)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      10.7295           8.2790
                                                                      ---------        ---------
 Net increase (decrease) in unit value ...........................     $ 9.9795         $ 7.6956
                                                                      ---------        ---------
 Unit value:
 Net asset value -- end of year ..................................     $55.3902         $45.4107
                                                                      =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.77%            0.78%
 Net investment loss .............................................      (1.45)%          (1.41)%
Portfolio turnover ...............................................          60%              66%
Average commission rate### .......................................     $ 0.0448         $ 0.0371
Number of units outstanding at end of year (000 omitted) .........        8,173            9,004


                                                                         Capital Appreciation Variable Account
                                                                   --------------------------------------------------
                                                                                       Compass 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1995             1994             1993
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ............................     $28.0107         $32.9053         $29.2712
                                                                      ---------        ---------        ---------
 Investment income ...............................................     $ 0.3624         $ 0.4277         $ 0.3914
 Expenses ........................................................       0.6989           0.6325           0.6436
                                                                      ---------        ---------        ---------
  Net investment loss ............................................     $(0.3365)        $(0.2048)        $(0.2522)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      10.0409          (4.6898)          3.8863
                                                                      ---------        ---------        ---------
 Net increase (decrease) in unit value ...........................     $ 9.7044         $(4.8946)        $ 3.6341
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of year ..................................     $37.7151         $28.0107         $32.9053
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.80%            0.79%            0.78%
 Net investment loss .............................................      (1.02)%          (0.69)%          (0.83)%
Portfolio turnover ...............................................          96%              95%              56%
Average commission rate### .......................................     $     --         $     --         $     --
Number of units outstanding at end of year (000 omitted) .........       10,014           11,310           13,833

                                                   Capital Appreciation Variable Account
                                             --------------------------------------------------
                                                            Compass 3 - Level 2
                                             --------------------------------------------------
                                                  Year Ended December 31,
                                             ---------------------------------   Period Ended
                                                                                 December 31,
                                                   1997             1996             1995#
                                             ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ......    $12.4143        $10.3053        $10.0000
                                                --------        --------        --------
 Investment income .........................    $ 0.0914        $ 0.0790        $ 0.0196
 Expenses ..................................      0.2935          0.2370          0.0517
                                                --------        --------        --------
  Net investment loss ......................    $(0.2021)       $(0.1580)       $(0.0321)
 Net realized and unrealized gains
  (losses) on investments and
  foreign currency transactions ............      2.9378          2.2670          0.3374
                                                --------        --------        --------
 Net increase (decrease) in unit value .....    $ 2.7357        $  2.109        $ 0.3053
                                                --------        --------        --------
 Unit value:
 Net asset value -- end of year ............    $15.1500        $12.4143        $10.3053
                                                ========        ========        ========
Ratios (to average net assets):
 Expenses+## ...............................       0.77%           0.78%           0.80%
 Net investment loss .......................     (1.45)%         (1.41)%         (1.02)%
Portfolio turnover .........................         60%             66%             96%
Average commission rate### .................    $ 0.0448        $ 0.0371        $     --
Number of units outstanding at end
 of year (000 omitted) .....................       3,971           2,494             955


                                                                    Capital Appreciation Variable Account
                                             ------------------------------------------------------------------------------------
                                                                                  Compass 3
                                             ------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                             ------------------------------------------------------------------------------------
                                                 1997             1996            1995             1994             1993
                                             ---------------- ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ......    $30.1803        $25.0907        $18.6531        $21.9341        $19.5311
                                                --------        --------        --------        --------        --------
 Investment income .........................    $ 0.2107        $ 0.1893        $ 0.2402        $ 0.2870        $ 0.2617
 Expenses ..................................      0.7383          0.6053          0.4847          0.4421          0.4498
                                                --------        --------        --------        --------        --------
  Net investment loss ......................    $(0.5276)       $(0.4160)       $(0.2445)       $(0.1551)       $(0.1881)
 Net realized and unrealized gains
  (losses) on investments and
  foreign currency transactions ............      7.1237          5.5056          6.6821         (3.1259)         2.5911
                                                --------        --------        --------        --------        --------
 Net increase (decrease) in unit value .....    $ 6.5961        $ 5.0896        $ 6.4376        $(3.2810)       $ 2.4030
                                                --------        --------        --------        --------        --------
 Unit value:
 Net asset value -- end of year ............    $36.7764        $30.1803        $25.0907        $18.6531        $21.9341
                                                ========        ========        ========        ========        ========
Ratios (to average net assets):
 Expenses+## ...............................       0.77%           0.78%           0.80%           0.79%           0.78%
 Net investment loss .......................     (1.45)%         (1.41)%         (1.02)%         (0.69)%         (0.83)%
Portfolio turnover .........................         60%             66%             96%             95%             56%
Average commission rate### .................    $ 0.0448        $ 0.0371        $     --        $     --        $    --
Number of units outstanding at end
 of year (000 omitted) .....................       2,953           3,721           4,272           4,686           4,899

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
  # For the period from May 1, 1995, (commencement of Level 2 Units) through
    December 31, 1995.
 ## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                      Government Securities
                                                                        Variable Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1997          1996
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................  $25.6724    $25.5791
                                                                    --------    --------
 Investment income ...............................................  $ 1.9396    $ 1.9022
 Expenses ........................................................    0.5159      0.4873
                                                                    --------    --------
  Net investment income ..........................................  $ 1.4237    $ 1.4149
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    0.4411     (1.3216)
                                                                    --------    --------
 Net increase (decrease) in unit value ...........................  $ 1.8648    $ 0.0933
                                                                    --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $27.5372    $25.6724
                                                                    ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.66%       0.62%
 Net investment income ...........................................     5.31%       5.53%
Portfolio turnover ...............................................      168%         39%
Number of units outstanding at end of year (000 omitted) .........     5,613       7,255


                                                                    Government Securities Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1995          1994          1993
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................  $22.0031     $22.7120    $21.1172
                                                                    --------     --------    --------
 Investment income ...............................................  $ 1.7836     $ 1.5648    $ 1.5732
 Expenses ........................................................    0.4564       0.4229      0.4238
                                                                    --------     --------    --------
  Net investment income ..........................................  $ 1.3272     $ 1.1419    $ 1.1494
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    2.2488      (1.8508)     0.4454
                                                                    --------     --------    --------
 Net increase (decrease) in unit value ...........................  $ 3.5760     $(0.7089)   $ 1.5948
                                                                    --------     --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $25.5791     $22.0031    $22.7120
                                                                    ========     ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.63%        0.61%       0.61%
 Net investment income ...........................................     5.51%        5.09%       5.11%
Portfolio turnover ...............................................       80%          41%         81%
Number of units outstanding at end of year (000 omitted) .........     8,361       11,308      12,679

                                             Government Securities Variable Account
                                            -----------------------------------------
                                                       Compass 3 - Level 2
                                            -----------------------------------------
                                              Year Ended December 31,
                                            --------------------------- Period Ended
                                                                        December 31,
                                               1997        1996         1995#
                                            ----------  ---------    -------------
Per unit data:*
 Net asset value -- beginning of year .....  $10.4604    $10.4172    $10.0000
                                             --------    --------    --------
 Investment income ........................  $ 0.7931    $ 0.7931    $ 0.1868
 Expenses .................................    0.2102      0.1966      0.0478
                                             --------    --------    --------
  Net investment income ...................  $ 0.5829    $ 0.5965    $ 0.1390
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    0.1825      0.5533)     0.2782
                                             --------    --------    --------
 Net increase (decrease) in unit value ....  $ 0.7654    $ 0.0432    $ 0.4172
                                             --------    --------    --------
 Unit value:
 Net asset value -- end of year ...........  $11.2258    $10.4604    $10.4172
                                             ========    ========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.66%       0.62%       0.63%
 Net investment income ....................     5.31%       5.53%       5.51%
Portfolio turnover ........................      168%         39%         80%
Number of units outstanding at end
 of year (000 omitted) ....................     1,319       1,079         608


                                                           Government Securities Variable Account
                                            -------------------------------------------------------------
                                                                          Compass 3
                                            -------------------------------------------------------------
                                                                   Year Ended December 31,
                                            -------------------------------------------------------------
                                                 1997        1996      1995        1994          1993
                                            ----------- ----------   ----------- --------     -----------
Per unit data:*
 Net asset value -- beginning of year .....  $18.0755    $18.0278    $15.5227     $16.0387    $14.9267
                                             --------    --------    --------     --------    --------
 Investment income ........................  $ 1.3696    $ 1.3222    $ 1.2529     $ 1.1028    $ 1.1064
 Expenses .................................    0.3848      0.3586      0.3385       0.3146      0.3154
                                             --------    --------    --------     --------    --------
  Net investment income ...................  $ 0.9848    $ 0.9636    $ 0.9144     $ 0.7882    $ 0.7910
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    0.3090     (0.9159)     1.5907      (1.3042)     0.3210
                                             --------    --------    --------     --------    --------
 Net increase (decrease) in unit value ....  $ 1.2938    $ 0.0477    $ 2.5051     $(0.5160)   $ 1.1120
                                             --------    --------    --------     --------    --------
 Unit value:
 Net asset value -- end of year ...........  $19.3693    $18.0755    $18.0278     $15.5227    $16.0387
                                             ========    ========    ========     ========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.66%       0.62%       0.63%        0.61%       0.61%
 Net investment income ....................     5.31%       5.53%       5.51%        5.09%       5.11%
Portfolio turnover ........................      169%         39%         80%          41%         81%
Number of units outstanding at end
 of year (000 omitted) ....................     1,129       1,549       1,888        2,922       2,697

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                   High Yield Variable Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1997      1996
                                                                   -----------  -----------
Per unit data:*
 Net asset value -- beginning of year ............................  $29.0656    $26.1493
                                                                    --------    --------
 Investment income ...............................................  $ 3.0237    $ 2.7199
 Expenses ........................................................    0.6627      0.6035
                                                                    --------    --------
  Net investment income ..........................................  $ 2.3610    $ 2.1164
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    1.2184      0.7999
                                                                    --------    --------
 Net increase (decrease) in unit value ...........................  $ 3.5794    $ 2.9163
                                                                    --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $32.6450    $29.0656
                                                                    ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.86%       0.88%
 Net investment income ...........................................     7.47%       7.59%
Portfolio turnover ...............................................      164%        108%
Number of units outstanding at end of year (000 omitted) .........     4.424       4,956


                                                                          High Yield Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1995      1994        1993
                                                                   -----------   --------    -------
Per unit data:*
 Net asset value -- beginning of year ............................  $22.6776     $23.3591    $19.7156
                                                                    --------     --------    --------
 Investment income ...............................................  $ 2.5137     $ 2.2324    $ 2.0867
 Expenses ........................................................    0.5356       0.5062      0.4797
                                                                    --------     --------    --------
  Net investment income ..........................................  $ 1.9781     $ 1.7262    $ 1.6070
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    1.4936      (2.4077)     2.0365
                                                                    --------     --------    --------
 Net increase (decrease) in unit value ...........................  $ 3.4717     $(0.6815)   $ 3.6435
                                                                    --------     --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $26.1493     $22.6776    $23.3591
                                                                    ========     ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.88%        0.91%       0.86%
 Net investment income ...........................................     7.91%        7.41%       6.97%
Portfolio turnover ...............................................       88%          77%         67%
Number of units outstanding at end of year (000 omitted) .........     5,649        6,433       7,564

                                                   High Yield Variable Account
                                            -----------------------------------------
                                                       Compass 3 - Level 2
                                            -----------------------------------------
                                            Year Ended December 31,    Period Ended
                                            -----------------------    December 31,
                                               1997        1996         1995#
                                             --------    ----------    ------------
Per unit data:*
 Net asset value -- beginning of year .....  $11.3852    $  10.2377    $10.0000
                                             --------    ----------    --------
 Investment income ........................  $ 1.1903    $   0.9246    $ 0.3803
 Expenses .................................    0.2584        0.2033      0.0765
                                             --------    ----------    --------
  Net investment income ...................  $ 0.9319    $   0.7213    $ 0.3038
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    0.4765        0.4262     (0.0661)
                                             --------    ----------    --------
 Net increase (decrease) in unit  value      $ 1.4084    $   1.1475    $ 0.2377
                                             --------    ----------    --------
 Unit value:
 Net asset value -- end of year ...........  $12.7936    $  11.3852    $10.2377
                                             ========    ==========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.86%         0.88%       0.88%
 Net investment income ....................     7.47%         7.59%       7.91%
Portfolio turnover ........................      164%          108%         88%
Number of units outstanding at end
 of year (000 omitted) ....................     2,042         1,819       1,368


                                                                 High Yield Variable Account
                                            ---------------------------------------------------------------------
                                                                          Compass 3
                                            ---------------------------------------------------------------------
                                                                   Year Ended December 31,
                                            ---------------------------------------------------------------------
                                               1997         1996        1995        1994        1993
                                            ----------   ---------   --------     -------     ----------
Per unit data:*
 Net asset value -- beginning of year .....  $21.5259    $19.3854    $16.8283     $17.3543    $14.6589
                                             --------    --------    --------     --------    --------
 Investment income ........................  $ 2.2363    $ 1.9450    $ 1.8912     $ 1.5336    $ 1.5179
 Expenses .................................    0.5196      0.4432      0.4253       0.3711      0.3671
                                             --------    --------    --------     --------    --------
  Net investment income ...................  $ 1.7167    $ 1.5018    $ 1.4659     $ 1.1625    $ 1.1508
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    0.9103      0.6387      1.0912      (1.6885)     1.5446
                                             --------    --------    --------     --------    --------
 Net increase (decrease) in unit  value      $ 2.6270    $ 2.1405    $ 2.5571     $(0.5260)   $ 2.6954
                                             --------    --------    --------     --------    --------
 Unit value:
 Net asset value -- end of year ...........  $24.1529    $21.5259    $19.3854     $16.8283    $17.3543
                                             ========    ========    ========     ========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.86%       0.88%       0.88%        0.91%       0.86%
 Net investment income ....................     7.47%       7.59%       7.91%        7.41%       6.97%
Portfolio turnover ........................      164%        108%         88%          77%         67%
Number of units outstanding at end
 of year (000 omitted) ....................     1,209       1,438       1,913        2,506       2,577

 * Per unit data are based on the average number of units outstanding during each year.

 + Excluding mortality and expense risk charges and distribution expense charges.

 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.

## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                   Managed Sectors Variable Account
                                                                   ---------------------------------
                                                                               Compass 2
                                                                   ---------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------
                                                                         1997             1996
                                                                   ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ............................    $36.5900        $31.3870
                                                                      --------        --------
 Investment income ...............................................    $ 0.2406        $ 0.2838
 Expenses ........................................................      0.8842          0.7089
                                                                      --------        --------
  Net investment loss ............................................    $(0.6436)       $(0.4251)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      9.5058          5.6281
                                                                      --------        --------
 Net increase (decrease) in unit value ...........................    $ 8.8622        $ 5.2030
                                                                      --------        --------
 Unit value:
 Net asset value -- end of year ..................................    $45.4522        $36.5900
                                                                      ========        ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.85%           0.85%
 Net investment loss .............................................     (1.60)%         (1.36)%
Portfolio turnover ...............................................        103%             64%
Average commission rate### .......................................    $ 0.0560        $ 0.0459
Number of units outstanding at end of year (000 omitted) .........         736             729



                                                                            Managed Sectors Variable Account
                                                                   --------------------------------------------------
                                                                                       Compass 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1995             1994             1993
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ............................    $23.9044        $24.7295        $23.8070
                                                                      --------        --------        --------
 Investment income ...............................................    $ 0.3277        $ 0.3066        $ 0.1822
 Expenses ........................................................      0.6066          0.5155          0.4994
                                                                      --------        --------        --------
  Net investment loss ............................................    $(0.2789)       $(0.2089)       $(0.3172)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      7.7615         (0.6162)         1.2397
                                                                      --------        --------        --------
 Net increase (decrease) in unit value ...........................    $ 7.4826        $(0.8251)       $ 0.9225
                                                                      --------        --------        --------
 Unit value:
 Net asset value -- end of year ..................................    $31.3870        $23.9044        $24.7295
                                                                      ========        ========        ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.87%           0.90%           0.91%
 Net investment loss .............................................     (1.07)%         (0.97)%         (1.49)%
Portfolio turnover ...............................................        115%            111%            122%
Average commission rate### .......................................    $     --        $    --         $    --
Number of units outstanding at end of year (000 omitted) .........         788             800             878


                                                      Managed Sectors Variable Account
                                             --------------------------------------------------
                                                            Compass 3 - Level 2
                                             --------------------------------------------------
                                                   Year Ended December 31,        Period Ended
                                             ---------------------------------   December 31,
                                                   1997             1996             1995#
                                             ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ......    $11.6449        $ 9.9892        $10.0000
                                                --------        --------        --------
 Investment income .........................    $ 0.0831        $ 0.0873        $ 0.0231
 Expenses ..................................      0.3015          0.2287          0.0539
                                                --------        --------        --------
  Net investment loss ......................    $(0.2184)       $(0.1414)       $(0.0308)
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ....................      3.0387          1.7971          0.0200
                                                --------        --------        --------
 Net increase (decrease) in unit value .....    $ 2.8203        $ 1.6557        $(0.0108)
                                                --------        --------        --------
 Unit value:
 Net asset value -- end of year ............    $14.4652        $11.6449        $ 9.9892
                                                ========        ========        ========
Ratios (to average net assets):
 Expenses+## ...............................       0.85%           0.85%           0.87%
 Net investment loss .......................     (1.60)%         (1.36)%         (1.07)%
Portfolio turnover .........................        103%             64%            115%
Average commission rate### .................    $ 0.0560        $ 0.0459        $     --
Number of units outstanding at end
 of year (000 omitted) .....................       2,156           1,204             418



                                                                       Managed Sectors Variable Account
                                             ------------------------------------------------------------------------------------
                                                                                  Compass 3
                                             ------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                             ------------------------------------------------------------------------------------
                                                   1997             1996             1995             1994             1993
                                             ---------------- ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of year ......    $36.3604        $31.2371        $23.8258        $24.6849        $23.8007
                                                --------        --------        --------        --------        --------
 Investment income .........................    $ 0.2328        $ 0.2830        $ 0.3259        $ 0.3031        $ 0.1817
 Expenses ..................................      0.9264          0.7511          0.6452          0.5452          0.5313
                                                --------        --------        --------        --------        --------
  Net investment loss ......................    $(0.6936)       $(0.4681)       $(0.3193)       $(0.2421)       $(0.3496)
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ....................      9.4327          5.5914          7.7306         (0.6170)         1.2338
                                                --------        --------        --------        --------        --------
 Net increase (decrease) in unit value .....    $ 8.7391        $ 5.1233        $ 7.4113        $(0.8591)       $ 0.8842
                                                --------        --------        --------        --------        --------
 Unit value:
 Net asset value -- end of year ............    $45.0995        $36.3604        $31.2371        $23.8258        $24.6849
                                                ========        ========        ========        ========        ========
Ratios (to average net assets):
 Expenses+## ...............................       0.85%           0.85%           0.87%           0.90%           0.91%
 Net investment loss .......................     (1.60)%         (1.36)%         (1.07)%         (0.97)%         (1.49)%
Portfolio turnover .........................        103%             64%            115%            111%            122%
Average commission rate### .................    $ 0.0560        $ 0.0459        $     --        $     --        $    --
Number of units outstanding at end
 of year (000 omitted) .....................       1,258           1,552           1,729           1,810           1,819

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                      Money Market Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                      1997        1996
                                                                   ----------   --------
Per unit data:*
 Net asset value -- beginning of year ............................  $17.1109    $16.5213
                                                                    --------    --------
 Investment income ...............................................  $ 0.9600    $ 0.9058
 Expenses ........................................................    0.3258      0.3162
                                                                    --------    --------
  Net investment income ..........................................  $ 0.6342    $ 0.5896
                                                                    --------    --------
 Net increase in unit value ......................................  $ 0.6342    $ 0.5896
                                                                    --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $17.7451    $17.1109
                                                                    ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.59%       0.58%
 Net investment income ...........................................     3.56%       3.49%
Number of units outstanding at end of year (000 omitted) .........     4,639       5,208


                                                                         Money Market Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1995          1994          1993
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................  $15.8699    $15.5003    $15.2976
                                                                    --------    --------    --------
 Investment income ...............................................  $ 0.9560    $ 0.6615    $ 0.4864
 Expenses ........................................................    0.3046      0.2919      0.2837
                                                                    --------    --------    --------
  Net investment income ..........................................  $ 0.6514    $ 0.3696    $ 0.2027
                                                                    --------    --------    --------
 Net increase in unit value ......................................  $ 0.6514    $ 0.3696    $ 0.2027
                                                                    --------    --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $16.5213    $15.8699    $15.5003
                                                                    ========    ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.58%       0.58%       0.36%
 Net investment income ...........................................     4.00%       2.37%       1.30%
Number of units outstanding at end of year (000 omitted) .........     6,501       6,851       6,418


                                                  Money Market Variable Account
                                            -----------------------------------------
                                                       Compass 3 - Level 2
                                            -----------------------------------------
                                            Year Ended December 31,  Period Ended
                                            -----------------------  December 31,
                                               1997        1996        1995#
                                            ---------    --------    ------------
Per unit data:*
 Net asset value -- beginning of year .....  $10.4654    $10.0997    $10.0000
                                             --------    --------    --------
 Investment income ........................  $ 0.5838    $ 0.5993    $ 0.1358
 Expenses .................................    0.1905      0.2336      0.0361
                                             --------    --------    --------
  Net investment income ...................  $ 0.3933    $ 0.3657    $ 0.0997
                                             --------    --------    --------
 Net increase in unit value ...............  $ 0.3933    $ 0.3657    $ 0.0997
                                             --------    --------    --------
 Unit value:
 Net asset value -- end of year ...........  $10.8587    $10.4654    $10.0997
                                             ========    ========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.59%       0.58%       0.58%
 Net investment income ....................     3.56%       3.49%       4.00%
Number of units outstanding at end
 of year (000 omitted) ....................     1,104        897         561



                                                                Money Market Variable Account
                                            ---------------------------------------------------------------------
                                                                          Compass 3
                                            ---------------------------------------------------------------------
                                                                   Year Ended December 31,
                                            ---------------------------------------------------------------------
                                               1997         1996        1995          1994          1993
                                            -----------   ---------  ---------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year .....  $14.1277    $13.6545    $13.1291    $12.8359    $12.6806
                                             --------    --------    --------    --------    --------
 Investment income ........................  $ 0.7782    $ 0.7437    $ 0.7885    $ 0.5688    $ 0.4065
 Expenses .................................    0.2690      0.2705      0.2631      0.2756      0.2512
                                             --------    --------    --------    --------    --------
  Net investment income ...................  $ 0.5092    $ 0.4732    $ 0.5254    $ 0.2932    $ 0.1553
                                             --------    --------    --------    --------    --------
 Net increase in unit value ...............  $ 0.5092    $ 0.4732    $ 0.5254    $ 0.2932    $ 0.1553
                                             --------    --------    --------    --------    --------
 Unit value:
 Net asset value -- end of year ...........  $14.6369    $14.1277    $13.6545    $13.1291    $12.8359
                                             ========    ========    ========    ========    ========
Ratios (to average net assets):
 Expenses+## ..............................     0.59%       0.58%       0.58%       0.58%       0.36%
 Net investment income ....................     3.56%       3.49%       4.00%       2.37%       1.30%
Number of units outstanding at end
 of year (000 omitted) ....................     1,160       1,930       3,929       4,599       3,823

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                      Total Return Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1997          1996
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................  $25.0444    $22.2577
                                                                    --------    --------
 Investment income ...............................................  $ 1.3666    $ 1.1203
 Expenses ........................................................    0.6070      0.4844
                                                                    --------    --------
  Net investment income ..........................................  $ 0.7596    $ 0.6359
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    4.3523      2.1508
                                                                    --------    --------
 Net increase (decrease) in unit value ...........................  $ 5.1119    $ 2.7867
                                                                    --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $30.1563    $25.0444
                                                                    ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     0.83%       0.82%
 Net investment income ...........................................     2.32%       2.59%
Portfolio turnover ...............................................      111%        140%
Average commission rate### .......................................  $ 0.0590    $ 0.0538
Number of units outstanding at end of year (000 omitted) .........     3,956       4,414


                                                                          Total Return Variable Account
                                                                   -------------------------------------------
                                                                                    Compass 2
                                                                   -------------------------------------------
                                                                             Year Ended December 31,
                                                                   -------------------------------------------
                                                                        1995           1994           1993
                                                                   -------------- -------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................   $17.4729     $18.0043     $15.9891
                                                                     --------     ---------    --------
 Investment income ...............................................   $ 1.0394     $ 0.8583     $ 0.8513
 Expenses ........................................................     0.4118       0.3704       0.3616
                                                                     --------     ---------    --------
  Net investment income ..........................................   $ 0.6276     $ 0.4879     $ 0.4897
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................     4.1572      (1.0193)      1.5255
                                                                     --------     ---------    --------
 Net increase (decrease) in unit value ...........................   $ 4.7848     $(0.5314)    $ 2.0152
                                                                     --------     ---------    --------
 Unit value:
 Net asset value -- end of year ..................................   $22.2577     $17.4729     $18.0043
                                                                     ========     =========    ========
Ratios (to average net assets):
 Expenses+## .....................................................      0.83%        0.82%        0.76%
 Net investment income ...........................................      2.99%        2.60%        2.43%
Portfolio turnover ...............................................       105%          63%          89%
Average commission rate### .......................................   $     --     $     --     $    --
Number of units outstanding at end of year (000 omitted) .........      4,801        5,410        5,889


                                                   Total Return Variable Account
                                             -----------------------------------------
                                                        Compass 3 - Level 2
                                             -----------------------------------------
                                               Year Ended December 31,
                                             ---------------------------  Period Ended
                                                                          December 31,
                                                  1997          1996         1995#
                                             ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ......  $11.8074    $10.4938    $10.0000
                                              --------    --------    --------
 Investment income .........................  $ 0.5718    $ 0.5280    $ 0.1247
 Expenses ..................................    0.2715      0.2317      0.0525
                                              --------    --------    --------
  Net investment income ....................  $ 0.3003    $ 0.2963    $ 0.0722
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ....................    2.1096      1.0173      0.4216
                                              --------    --------    --------
 Net increase (decrease) in unit value .....  $ 2.4099    $ 1.3136    $ 0.4938
                                              --------    --------    --------
 Unit value:
 Net asset value -- end of year ............  $14.2173    $11.8074    $10.4938
                                              ========    ========    ========
Ratios (to average net assets):
 Expenses+## ...............................     0.83%       0.82%       0.83%
 Net investment income .....................     2.32%       2.59%       2.99%
Portfolio turnover .........................      111%        140%        105%
Average commission rate### .................  $ 0.0590    $ 0.0538    $     --
Number of units outstanding at end
 of year (000 omitted) .....................     5,260       3,717       1,637


                                                                 Total Return Variable Account
                                             ---------------------------------------------------------------------
                                                                           Compass 3
                                             ---------------------------------------------------------------------
                                                                    Year Ended December 31,
                                             ---------------------------------------------------------------------
                                                  1997          1996          1995          1994          1993
                                             ------------- ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ......  $24.7133    $21.9966    $17.2937     $17.8462    $15.8723
                                              --------    --------    --------     --------    --------
 Investment income .........................  $ 1.1487    $ 1.0817    $ 1.0122     $ 0.8371    $ 0.8304
 Expenses ..................................    0.5870      0.5068      0.4358       0.3904      0.3829
                                              --------    --------    --------     --------    --------
  Net investment income ....................  $ 0.5617    $ 0.5749    $ 0.5764     $ 0.4467    $ 0.4475
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ....................    4.4381      2.1418      4.1265      (0.9992)     1.5264
                                              --------    --------    --------     --------    --------
 Net increase (decrease) in unit value .....  $ 4.9998    $ 2.7167    $ 4.7029     $(0.5525)   $ 1.9739
                                              --------    --------    --------     --------    --------
 Unit value:
 Net asset value -- end of year ............  $29.7131    $24.7133    $21.9966     $17.2937    $17.8462
                                              ========    ========    ========     ========    ========
Ratios (to average net assets):
 Expenses+## ...............................     0.83%       0.82%       0.83%        0.82%       0.76%
 Net investment income .....................     2.32%       2.59%       2.99%        2.60%       2.43%
Portfolio turnover .........................      111%        140%        105%          63%         89%
Average commission rate### .................  $ 0.0590    $ 0.0538    $     --     $     --    $     --
Number of units outstanding at end
 of year (000 omitted) .....................     4,024       5,177       6,322        7,349       7,013

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                   World Governments Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1997          1996
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................   $18.6786    $ 18.1095
                                                                     --------    ---------
 Investment income ...............................................   $ 1.1566    $  1.2469
 Expenses ........................................................     0.4192       0.4084
                                                                     --------    ---------
  Net investment income ..........................................   $ 0.7374    $  0.8385
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    (1.1362)    (0.2694)
                                                                     --------    ---------
 Net increase (decrease) in unit value ...........................   $(0.3988)   $  0.5691
                                                                     --------    ---------
 Unit value:
 Net asset value -- end of year ..................................   $18.2798    $ 18.6786
                                                                     ========    =========
Ratios (to average net assets):
 Expenses+## .....................................................      1.05%        1.00%
 Net investment income ...........................................      3.95%        4.54%
Portfolio turnover ...............................................       338%         397%
Number of units outstanding at end of year (000 omitted) .........        435         588


                                                                      World Governments Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1995          1994          1993
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of year ............................  $15.8337     $16.9056    $14.4420
                                                                    --------     --------    --------
 Investment income ...............................................  $ 1.3112     $ 1.0805    $ 1.1460
 Expenses ........................................................    0.3863       0.3565      0.3704
                                                                    --------     --------    --------
  Net investment income ..........................................  $ 0.9249     $ 0.7240    $ 0.7756
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................    1.3509      (1.7959)     1.6880
                                                                    --------     --------    --------
 Net increase (decrease) in unit value ...........................  $ 2.2758     $(1.0719)   $ 2.4636
                                                                    --------     --------    --------
 Unit value:
 Net asset value -- end of year ..................................  $18.1095     $15.8337    $16.9056
                                                                    ========     ========    ========
Ratios (to average net assets):
 Expenses+## .....................................................     1.00%        1.00%       0.94%
 Net investment income ...........................................     5.25%        4.45%       4.12%
Portfolio turnover ...............................................      330%         256%        202%
Number of units outstanding at end of year (000 omitted) .........       824          983       1,092


                                               World Governments Variable Account
                                            -----------------------------------------
                                                       Compass 3 - Level 2
                                            -----------------------------------------
                                              Year Ended December 31,    Period Ended
                                            ---------------------------  December 31,
                                                 1997          1996         1995#
                                            ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning
  of year .................................   $10.6836    $10.3582    $10.0000
                                              --------    --------    --------
 Investment income ........................   $ 0.6710    $ 0.7308    $ 0.1819
 Expenses .................................     0.2440      0.2391      0.0554
                                              --------    --------    --------
  Net investment income ...................   $ 0.4270    $ 0.4917    $ 0.1265
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    (0.6553)    (0.1663)     0.2317
                                              --------    --------    --------
 Net increase (decrease) in unit value ....   $(0.2283)   $ 0.3254    $ 0.3582
                                              --------    --------    --------
 Unit value:
 Net asset value -- end of year ...........   $10.4553    $10.6836    $10.3582
                                              ========    ========    ========
Ratios (to average net assets):
 Expenses+## ..............................      1.05%       1.00%       1.00%
 Net investment income ....................      3.95%       4.54%       5.25%
Portfolio turnover ........................       338%        397%        330%
Number of units outstanding at end
 of year (000 omitted) ....................        670         563         316


                                                             World Governments Variable Account
                                            ---------------------------------------------------------------------
                                                                          Compass 3
                                            ---------------------------------------------------------------------
                                                                   Year Ended December 31,
                                            ---------------------------------------------------------------------
                                                 1997          1996          1995          1994          1993
                                            ------------- ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning
  of year .................................   $18.4308    $17.8962    $15.6705     $16.7563    $14.3365
                                              --------    --------    --------     --------    --------
 Investment income ........................   $ 1.1298    $ 1.2367    $ 1.3045     $ 1.0666    $ 1.1293
 Expenses .................................     0.4390      0.4322      0.4086       0.3760      0.3890
                                              --------    --------    --------     --------    --------
  Net investment income ...................   $ 0.6908    $ 0.8045    $ 0.8959     $ 0.6906    $ 0.7403
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ...................    (1.1113)    (0.2699)     1.3298      (1.7764)     1.6795
                                              --------    --------    --------     --------    --------
 Net increase (decrease) in unit value ....   $(0.4205)   $ 0.5346    $ 2.2257     $(1.0858)   $ 2.4198
                                              --------    --------    --------     --------    --------
 Unit value:
 Net asset value -- end of year ...........   $18.0103    $18.4308    $17.8962     $15.6705    $16.7563
                                              ========    ========    ========     ========    ========
Ratios (to average net assets):
 Expenses+## ..............................      1.05%       1.00%       1.00%        1.00%       0.94%
 Net investment income ....................      3.95%       4.54%       5.25%        4.45%       4.12%
Portfolio turnover ........................       338%        397%        330%         256%        202%
Number of units outstanding at end
 of year (000 omitted) ....................        500         789       1,021        1,321       1,363

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

Notes to Financial Statements

(1) Organization

Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies and High Yield Variable Account, Managed Sectors Variable Account, and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Account's use of amortized cost is subject to the Account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.

Repurchase Agreements

Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Variable Account under each such repurchase agreement.

Foreign Currency Translation

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options

Certain Variable Accounts may write call or put options in exchange for premiums. The premiums are initially recorded as liabilities which are subsequently adjusted to the current value of the option contract. When a written option expires, the Account realizes a gain equal to the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Account. The Account, as the writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value of the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts

Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Accounts will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On the contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Federal Income Taxes

The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income

Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly

The Variable Accounts' custody fees are calculated as a percentage of the average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Variable Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.

(3) Contract Charges

The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account, and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) Management Agreements
The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an indirect majority owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:

                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%
World Governments Variable Account .............                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator
Effective March 1, 1997, the Accounts have an administrative services agreement with MFS to provide the Accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Accounts pay MFS an administrative fee at the following annual percentages of the Accounts' average daily net assets, provided that the administrative fee is not assessed on Account assets that exceed $3 billion:

  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

(6) Portfolio Securities
For the year ended December 31, 1997, purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                      Purchases           Sales
                                                   ---------------   ---------------
Capital Appreciation Variable Account ..........    $356,580,922      $420,606,479
High Yield Variable Account ....................     298,689,835       306,008,791
Managed Sectors Variable Account ...............     109,392,306       118,029,737
Money Market Variable Account* .................     404,178,329       410,711,686
Total Return Variable Account ..................     182,799,888       209,781,928
World Governments Variable Account .............      54,451,219        64,083,544

For the year ended December 31, 1997, purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:


                                                        Purchases            Sales
                                                    ----------------   ----------------
Government Securities Variable Account ..........    $  337,102,130     $  359,979,613
Money Market Variable Account* ..................     2,179,374,378      2,198,927,564
Total Return Variable Account ...................       118,280,439        121,901,340
World Governments Variable Account ..............        31,868,154         28,332,952

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) High-Yield Securities and Financial Instruments
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1997, is as follows:

Written Option Transactions
Managed Sectors Variable Account

                                                                        1997 Calls
                                                                      -------------
                                                         Contracts       Premiums
                                                        -----------   -------------
Outstanding, beginning of period ....................         --               --
 Options written ....................................      8,679       $1,269,426
 Options terminated in closing transactions .........      3,183          485,189
 Options expired ....................................      3,525          510,505
                                                           -----       ----------
Outstanding, end of period ..........................      1,971       $  273,732
                                                           -----       ----------

At December 31, 1997, the Managed Sectors Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

World Governments Variable Account

                                                               1997 Calls                           1997 Puts
                                                   ----------------------------------   ----------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)        Premiums
                                                   -------------------   ------------   ------------------   -------------
Outstanding, beginning of year --
 Deutsche Marks/British Pounds .................             4,165        $   15,959             8,724       $135,374
 Swiss Francs/Deutsche Marks ...................             2,933             8,902             6,412         79,193
Options written --
 Australian Dollars ............................               735             4,963                --             --
 Deutsche Marks ................................                --                --             5,142          8,620
 Italian Lire ..................................         2,502,023            10,226         2,655,805         10,457
 Japanese Yen ..................................         1,519,366           196,482                --             --
Options terminated in closing transactions--
 Australian Dollars ............................              (735)           (4,963)               --             --
 Deutsche Marks ................................                --                --            (5,142)        (8,620)
 Deutsche Marks/British Pounds .................                --                --            (8,724)      (135,374)
 Italian Lire ..................................        (2,502,023)          (10,226)       (2,655,805)       (10,457)
 Japanese Yen ..................................        (1,223,056)         (149,720)               --             --
 Swiss Francs/Deutsche Marks ...................                --                --            (6,412)       (79,193)
Options expired--
 Deutsche Marks/British Pounds .................            (4,165)          (15,959)               --             --
 Swiss Francs/Deutsche Marks ...................            (2,933)           (8,902)               --             --
                                                        ----------        ----------        ----------       --------
Outstanding, end of period .....................           296,310        $   46,762                --       $     --
                                                        ==========        ==========        ==========       ========
Options outstanding at end of period consist of:
 Japanese Yen ..................................           296,310        $   46,762                --       $     --
                                                        ==========        ==========        ==========       ========

At December 31, 1997, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

Account                               Transaction        Settlement Date
------------------------------------ ------------- ---------------------------
World Governments Variable Account   Sales         01/07/98              CAD
                                                   01/07/98 - 05/15/98   CHF
                                                   01/07/98              DEM
                                                   01/07/98              ESP
                                                   01/07/98              GBP
                                                   01/07/98              JPY
                                                   01/07/98              NLG
                                     Purchases
                                                   01/07/98 - 05/15/98   CAD
                                                   01/07/98 - 05/15/98   CHF
                                                   01/07/98 - 05/15/98   DEM
                                                   01/07/98 - 05/18/98   ESP
                                                   01/07/98 - 05/15/98   GBP
                                                   01/07/98              JPY
                                                   05/15/98              NLG


                                                                                     Net Unrealized
                                        Contracts to    Contracts at   In Exchange    Appreciation
Account                               Deliver/Receive       Value          For       (Depreciation)
------------------------------------ ----------------- -------------- ------------- ---------------
World Governments Variable Account        3,238,963     $ 2,263,268    $ 2,252,064    $  (11,204)
                                          4,089,366       2,826,973      2,856,642        29,669
                                          5,719,591       3,183,799      3,193,875        10,076
                                         99,830,458         656,385        665,755         9,370
                                            818,020       1,345,313      1,352,632         7,319
                                        237,585,190       1,827,980      1,888,182        60,202
                                              2,811           1,388          1,392             4
                                                          ---------      ---------        ------
                                                        $12,105,106    $12,210,542    $  105,436
                                                        ===========    ===========    ==========
                                          6,477,927     $ 4,534,280    $ 4,626,463       (92,183)
                                          4,089,366       2,826,973      2,893,120       (66,147)
                                         11,439,181       6,390,887      6,585,442      (194,555)
                                        186,562,275       1,228,989      1,244,697       (15,708)
                                          1,636,040       2,682,274      2,707,112       (24,838)
                                        214,354,077       1,649,240      1,796,991      (147,751)
                                              2,811           1,399          1,403            (4)
                                                        -----------    -----------    -------------
                                                        $19,314,042    $19,855,228      (541,186)
                                                        ===========    ===========    ============

Forward foreign currency purchases and sales under master netting arrangements for the World Governments Variable Account excluded above amounted to a net receivable of $152,881 with Swiss bank, $279,575 with Bankers Trust, $32,530 with Deutsche Bank, $224,221 with First Boston, and $127,124 with Merrill Lynch. Closed forward foreign currency exchange contracts for the World Governments Variable Account, excluded above, amounted to a net receivable of $44,512 with Goldman Sachs.

At December 31, 1997, the World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 26 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

Futures Contracts
Government Securities Variable Account

                                                                     Unrealized
Description               Expiration     Contracts     Position     Depreciation
---------------------   -------------   -----------   ----------   -------------
                                                                       $(27)
U.S. Treasury Bonds     March, 1998     60            Short        -------------

At December 31, 1997, the Fund had sufficient cash and/or securities to cover margin requirements to an open futures contracts.

(8) Restricted Securities
Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1997, High Yield Variable Account owned the following restricted securities (consisting of 0.6% of the Account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Boards of Managers.

                                                                       Date of        Share/Par
Account                         Description                          Acquisition       Amount         Cost          Value
-----------------------------   ---------------------------------   -------------   ------------   ----------   -------------
High Yield Variable Account     Atlantic Gulf Communities Corp.     9/25/95                150      $    --      $      675
                                Envirosource, Inc.                  5/15/94              1,666        7,288           4,998
                                Knology Holdings, Inc.              10/16/97            50,000      281,480         267,500
                                Merrill Lynch Mortgage
                                 Investors, Inc., 8.1712s, 2023     6/22/94          1,000,000      693,125         955,156
                                                                                                                 ----------
                                                                                                                 $1,228,329
                                                                                                                 ==========

(9) Participant Transactions
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                        Year Ended December 31, 1997 (000 Omitted)
                                           --------------------------------------------------------------------
                                                                Transfers Between           Withdrawals,
                                                                Variable Accounts            Surrenders,
                                               Purchase             and Fixed              Annuitizations,
                                               Payments            Accumulation             and Contract
                                               Received              Account                   Charges
                                           ----------------- ------------------------ -------------------------
                                            Units   Dollars     Units       Dollars      Units       Dollars
                                           ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................   128    $ 6,572        (40)   $   (623)       (919)    $(47,471)
 Compass 3 Contracts .....................   432     14,656       (888)    (29,853)       (312)     (10,658)
 Compass 3 Level 2 Contracts .............    87      1,228      2,003      28,005        (612)      (8,653)
                                                    -------               --------                 --------
                                                    $22,456               $ (2,471)                $(66,782)
                                                    =======               ========                 ========
Government Securities Variable Account
 Compass 2 Contracts .....................    80    $ 2,089       (495)   $(13,383)     (1,226)    $(32,195)
 Compass 3 Contracts .....................   124      2,290       (340)     (6,302)       (204)      (3,785)
 Compass 3 Level 2 Contracts .............    27        290        474       5,016        (260)      (2,765)
                                                    -------               --------                 --------
                                                    $ 4,669               $(14,669)                $(38,745)
                                                    =======               ========                 ========
High Yield Variable Account
 Compass 2 Contracts .....................    59    $ 1,814        (91)   $ (2,578)       (500)    $(15,376)
 Compass 3 Contracts .....................    90      2,051       (233)     (5,243)        (86)      (1,947)
 Compass 3 Level 2 Contracts .............    21        256        415       4,887        (213)      (2,568)
                                                    -------               --------                 --------
                                                    $ 4,121               $ (2,934)                $(19,891)
                                                    =======               ========                 ========
Managed Sectors Variable Account
 Compass 2 Contracts .....................    20    $   854         74    $  3,128         (86)    $ (3,586)
 Compass 3 Contracts .....................   172      7,114       (325)    (12,759)       (140)      (5,834)
 Compass 3 Level 2 Contracts .............    50        666      1,223      15,786        (320)      (4,269)
                                                    -------               --------                 --------
                                                    $ 8,634               $  6,155                 $(13,689)
                                                    =======               ========                 ========
Money Market Variable Account
 Compass 2 Contracts .....................    64    $ 1,121        353    $  6,088        (986)    $(17,174)
 Compass 3 Contracts .....................   180      2,583       (528)     (7,682)       (422)      (6,047)
 Compass 3 Level 2 Contracts .............    15        160        753       7,829        (561)      (5,968)
                                                    -------               --------                 --------
                                                    $ 3,864               $  6,235                 $(29,189)
                                                    =======               ========                 ========
Total Return Variable Account
 Compass 2 Contracts .....................    67    $ 1,867        182    $  5,026        (707)    $(19,474)
 Compass 3 Contracts .....................   456     12,335     (1,178)    (31,595)       (431)     (11,669)
 Compass 3 Level 2 Contracts .............   118      1,528      2,405      30,842        (980)     (12,578)
                                                    -------               --------                 --------
                                                    $15,730               $  4,273                 $(43,721)
                                                    =======               ========                 ========
World Governments Variable Account
 Compass 2 Contracts .....................    10    $   173        (55)   $ (1,004)       (106)    $ (1,932)
 Compass 3 Contracts .....................    64      1,155       (278)     (4,982)        (75)      (1,344)
 Compass 3 Level 2 Contracts .............    12        127        311       3,227        (216)      (2,234)
                                                    -------               --------                 --------
                                                    $ 1,455               $ (2,759)                $ (5,510)
                                                    =======               ========                 ========


                                                 Year Ended December 31, 1997 (000 Omitted)
                                           -------------------------------------------------------
                                                      Net                  Net            Net
                                                 Accumulation         Annuitization     Increase
                                                   Activity              Activity      (Decrease)
                                           ------------------------- --------------- -------------
                                              Units       Dollars        Dollars        Dollars
                                           ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................      (831)    $(41,522)      $(619)        $(42,141)
 Compass 3 Contracts .....................      (768)     (25,855)       (255)         (26,110)
 Compass 3 Level 2 Contracts .............     1,478       20,580         181           20,761
                                                         --------       -----         --------
                                                         $(46,797)      $(693)        $(47,490)
                                                         ========       =====         ========
Government Securities Variable Account
 Compass 2 Contracts .....................    (1,641)    $(43,489)      $(265)        $(43,754)
 Compass 3 Contracts .....................      (420)      (7,797)        (16)          (7,813)
 Compass 3 Level 2 Contracts .............       241        2,541         (24)           2,517
                                                         --------       -----         --------
                                                         $(48,745)      $(305)        $(49,050)
                                                         ========       =====         ========
High Yield Variable Account
 Compass 2 Contracts .....................      (532)    $(16,140)      $(291)        $(16,431)
 Compass 3 Contracts .....................      (229)      (5,139)         (3)          (5,142)
 Compass 3 Level 2 Contracts .............       223        2,575           0            2,575
                                                         --------       -------       --------
                                                         $(18,704)      $(294)        $(18,998)
                                                         ========       =======       ========
Managed Sectors Variable Account
 Compass 2 Contracts .....................         8     $    396       $  45         $    441
 Compass 3 Contracts .....................      (293)     (11,479)         82          (11,397)
 Compass 3 Level 2 Contracts .............       953       12,183          50           12,233
                                                         --------       -------       --------
                                                         $  1,100       $ 177         $  1,277
                                                         ========       =======       ========
Money Market Variable Account
 Compass 2 Contracts .....................      (569)    $ (9,965)      $ (40)        $(10,005)
 Compass 3 Contracts .....................      (770)     (11,146)         (4)         (11,150)
 Compass 3 Level 2 Contracts .............       207        2,021          (2)           2,019
                                                         --------       --------      --------
                                                         $(19,090)      $ (46)        $(19,136)
                                                         ========       =======       ========
Total Return Variable Account
 Compass 2 Contracts .....................      (458)    $(12,581)      $(127)        $(12,708)
 Compass 3 Contracts .....................    (1,153)     (30,929)       (185)         (31,114)
 Compass 3 Level 2 Contracts .............     1,543       19,792         134           19,926
                                                         --------       -------       --------
                                                         $(23,718)      $(178)        $(23,896)
                                                         ========       =======       ========
World Governments Variable Account
 Compass 2 Contracts .....................      (151)    $ (2,763)      $  (9)        $ (2,772)
 Compass 3 Contracts .....................      (289)      (5,171)        (12)          (5,183)
 Compass 3 Level 2 Contracts .............       107        1,120          (5)           1,115
                                                         --------       --------      --------
                                                         $ (6,814)      $ (26)        $ (6,840)
                                                         ========       =======       ========

                                                        Year Ended December 31, 1996 (000 Omitted)
                                           ---------------------------------------------------------------------
                                                                 Transfers Between           Withdrawals,
                                                                 Variable Accounts            Surrenders,
                                               Purchase              and Fixed              Annuitizations,
                                               Payments            Accumulation              and Contract
                                               Received               Account                   Charges
                                           ----------------- ------------------------- -------------------------
                                            Units   Dollars     Units       Dollars       Units       Dollars
                                           ------- --------- ----------- ------------- ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................   180    $ 7,455        (91)    $  (4,061)     (1,099)    $ (45,738)
 Compass 3 Contracts .....................   481     13,270       (614)      (17,433)       (417)      (11,545)
 Compass 3 Level 2 Contracts .............    57        679      1,914        22,048        (434)       (4,985)
                                                    -------                ---------                 ---------
                                                    $21,404                $     554                 $ (62,268)
                                                    =======                =========                 =========
Government Securities Variable Account
 Compass 2 Contracts .....................   111    $ 2,777         88     $   1,771      (1,305)    $ (32,747)
 Compass 3 Contracts .....................   180      3,175       (275)       (4,893)       (243)       (4,305)
 Compass 3 Level 2 Contracts .............    24        248        682         6,922        (235)       (2,412)
                                                    -------                ---------                 ---------
                                                    $ 6,200                $   3,800                 $ (39,464)
                                                    =======                =========                 =========
High Yield Variable Account
 Compass 2 Contracts .....................    84    $ 2,279        (68)    $  (1,706)       (709)    $ (19,329)
 Compass 3 Contracts .....................   109      2,297       (387)       (7,810)       (197)       (3,971)
 Compass 3 Level 2 Contracts .............    17        189        640         7,081         206        (2,241)
                                                    -------                ---------                 ---------
                                                    $ 4,765                $  (2,435)                $ (25,541)
                                                    =======                =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................    27    $   890         11     $     569         (95)    $  (3,210)
 Compass 3 Contracts .....................   232      7,729       (209)       (7,143)       (200)       (6,697)
 Compass 3 Level 2 Contracts .............    33        356        940        10,199        (188)       (2,005)
                                                    -------                ---------                 ---------
                                                    $ 8,975                $   3,625                 $ (11,912)
                                                    =======                =========                 =========
Money Market Variable Account
 Compass 2 Contracts .....................    89    $ 1,495        (31)    $    (491)     (1,350)    $ (22,684)
 Compass 3 Contracts .....................   318      4,398     (1,688)      (23,340)       (629)       (8,732)
 Compass 3 Level 2 Contracts .............     8         86        940         9,562        (611)       (6,301)
                                                    -------                ---------                 ---------
                                                    $ 5,979                $ (14,269)                $ (37,717)
                                                    =======                =========                 =========
Total Return Variable Account
 Compass 2 Contracts .....................    96    $ 2,226        145     $   3,421        (628)    $ (14,638)
 Compass 3 Contracts .....................   598     13,715     (1,048)      (24,348)       (695)      (15,953)
 Compass 3 Level 2 Contracts .............    93      1,048      2,544        28,160        (557)       (6,171)
                                                    -------                ---------                 ---------
                                                    $16,989                $   7,233                 $ (36,762)
                                                    =======                =========                 =========
World Governments Variable Account
 Compass 2 Contracts .....................    14    $   246       (144)    $  (2,559)       (107)    $  (1,946)
 Compass 3 Contracts .....................    87      1,556       (220)       (3,961)        (96)       (1,762)
 Compass 3 Level 2 Contracts .............    11        115        319         3,327         (86)         (880)
                                                    -------                ---------                 ---------
                                                    $ 1,917                $  (3,193)                $  (4,588)
                                                    =======                =========                 =========


                                                 Year Ended December 31, 1996 (000 Omitted)
                                           -------------------------------------------------------
                                                      Net                  Net            Net
                                                 Accumulation         Annuitization     Increase
                                                   Activity              Activity      (Decrease)
                                           ------------------------- --------------- -------------
                                              Units       Dollars        Dollars        Dollars
                                           ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................    (1,010)    $ (42,344)      $(349)        $ (42,693)
 Compass 3 Contracts .....................      (550)      (15,708)       (130)          (15,838)
 Compass 3 Level 2 Contracts .............     1,537        17,742         136            17,878
                                                         ---------       -----         ---------
                                                         $ (40,310)      $(343)        $ (40,653)
                                                         =========       =====         =========
Government Securities Variable Account
 Compass 2 Contracts .....................    (1,106)    $ (28,199)      $(190)        $ (28,389)
 Compass 3 Contracts .....................      (338)       (6,023)       (233)           (6,256)
 Compass 3 Level 2 Contracts .............       471         4,758         140             4,898
                                                         ---------       -----         ---------
                                                         $ (29,464)      $(283)        $ (29,747)
                                                         =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts .....................      (693)    $ (18,756)      $(335)        $ (19,091)
 Compass 3 Contracts .....................      (475)       (9,484)         (3)           (9,486)
 Compass 3 Level 2 Contracts .............       451         5,029          --             5,028
                                                         ---------       -------       ---------
                                                         $ (23,211)      $(338)        $ (23,549)
                                                         =========       =======       =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................       (57)    $  (1,751)      $  51         $  (1,700)
 Compass 3 Contracts .....................      (177)       (6,111)         40            (6,071)
 Compass 3 Level 2 Contracts .............       785         8,550          --             8,550
                                                         ---------       -------       ---------
                                                         $     688       $  91         $     779
                                                         =========       =======       =========
Money Market Variable Account
 Compass 2 Contracts .....................    (1,292)    $ (21,680)      $(175)        $ (21,855)
 Compass 3 Contracts .....................    (1,999)      (27,674)        (14)          (27,688)
 Compass 3 Level 2 Contracts .............       337         3,347           2             3,349
                                                         ---------       -------       ---------
                                                         $ (46,007)      $(187)        $ (46,194)
                                                         =========       =======       =========
Total Return Variable Account
 Compass 2 Contracts .....................      (387)    $  (8,991)      $(241)        $  (9,232)
 Compass 3 Contracts .....................    (1,145)      (26,586)         (2)          (26,588)
 Compass 3 Level 2 Contracts .............     2,080        23,037          65            23,102
                                                         ---------       -------       ---------
                                                         $ (12,540)      $(178)        $ (12,718)
                                                         =========       =======       =========
World Governments Variable Account
 Compass 2 Contracts .....................      (237)    $  (4,259)      $  (9)        $  (4,268)
 Compass 3 Contracts .....................      (229)       {4,167)       (161)           (4,328)
 Compass 3 Level 2 Contracts .............       244         2,562          80             2,642
                                                         ---------       -------       ---------
                                                         $  (5,864)      $ (90)        $  (5,954)
                                                         =========       =======       =========

(10) Detailed Statements of Operations -- Year Ended December 31, 1997 (000 Omitted)

                                                         Capital Appreciation Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................    $   329        $    4         $    83         $--
 Dividends .................................      2,395            31             604            2
                                                -------        ------         -------         ----
  Total investment income ..................    $ 2,724        $   35         $   687         $  2
Expenses ...................................      9,100            44           2,414            3
                                                -------        ------         -------         ----
 Net investment loss .......................    $(6,376)       $   (9)        $(1,727)        $ (1)
                                                -------        ------         -------         ----
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .......................    $74,920        $  973         $19,037         $ 56
  Net unrealized gains .....................     16,784           223           4,821           18
                                                -------        ------         -------         ----
Net realized and unrealized gains on
 investments ...............................    $91,704        $1,196         $23,858         $ 74
                                                -------        ------         -------         ----
Increase in net assets from operations .....    $85,328        $1,187         $22,131         $ 73
                                                =======        ======         =======         ====



                                                Capital Appreciation Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
                                             -------------- --------------- ------------
Investment income:
 Interest ..................................     $   39          $--          $    455
 Dividends .................................        266             1            3,299
                                                 ------          ----         --------
  Total investment income ..................     $  305          $  1         $  3,754
Expenses ...................................        976             2           12,539
                                                 ------          ----         --------
 Net investment loss .......................     $ (671)         $ (1)        $ (8,785)
                                                 ------          ----         --------
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .......................     $8,116          $ 39         $103,141
  Net unrealized gains .....................      1,195             6           23,047
                                                 ------          ----         --------
Net realized and unrealized gains on
 investments ...............................     $9,311          $ 45         $126,188
                                                 ------          ----         --------
Increase in net assets from operations .....     $8,640          $ 44         $117,403
                                                 ======          ====         ========

                                                        Government Securities Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $12,392          $184          $1,801           $ 8
                                                 -------          ----          ------           ---
  Total investment income ..................     $12,392          $184          $1,801           $ 8
Expenses ...................................       3,328            17             508             1
                                                 -------          ----          ------           ---
 Net investment income .....................     $ 9,064          $167          $1,293           $ 7
                                                 -------          ----          ------           ---
Realized and unrealized gains on
 investments:
  Net realized gains .......................     $ 1,937          $ 32          $  276           $ 1
  Net unrealized gains .....................         820            13              93            --
                                                 -------          ----          ------           ---
Net realized and unrealized gains on
 investments ...............................     $ 2,757          $ 45          $  369           $ 1
                                                 -------          ----          ------           ---
Increase in net assets from operations .....     $11,821          $212          $1,662           $ 8
                                                 =======          ====          ======           ===



                                              Government Securities Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
                                             -------------- --------------- ----------
Investment income:
 Interest ..................................      $972            $ 9        $15,366
                                                  ----            ---        -------
  Total investment income ..................      $972            $ 9        $15,366
Expenses ...................................       253              1          4,108
                                                  ----            ---        -------
 Net investment income .....................      $719            $ 8        $11,258
                                                  ----            ---        -------
Realized and unrealized gains on
 investments:
  Net realized gains .......................      $177            $ 1        $ 2,424
  Net unrealized gains .....................        96             --          1,022
                                                  ----            ---        -------
Net realized and unrealized gains on
 investments ...............................      $273            $ 1        $ 3,446
                                                  ----            ---        -------
Increase in net assets from operations .....      $992            $ 9        $14,704
                                                  ====            ===        =======

                                                              High Yield Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $13,456          $252          $2,518         $ 2
 Dividends .................................         192             4              31          --
                                                 -------          ----          ------       -----
  Total investment income ..................     $13,648          $256          $2,549         $ 2
Expenses ...................................       3,025            22             593          --
                                                 -------          ----          ------       -----
 Net investment income .....................     $10,623          $234          $1,956         $ 2
                                                 -------          ----          ------       -----
Realized and unrealized gains on
 investments:
  Net realized gains .......................     $ 5,459          $102          $  953         $ 1
  Net unrealized gains .....................         420             9             473          --
                                                 -------          ----          ------       -----
Net realized and unrealized gains on
 investments ...............................     $ 5,879          $111          $1,426         $ 1
                                                 -------          ----          ------       -----
Increase in net assets from operations .....     $16,502          $345          $3,382         $ 3
                                                 =======          ====          ======       =====


                                                    High Yield Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
                                             -------------- --------------- ----------
Investment income:
 Interest ..................................     $1,882           $ --       $18,110
 Dividends .................................         21             --           248
                                                 ------           ----       -------
  Total investment income ..................     $1,903           $ --       $18,358
Expenses ...................................        414             --         4,054
                                                 ------           ----       -------
 Net investment income .....................     $1,489           $ --       $14,304
                                                 ------           ----       -------
Realized and unrealized gains on
 investments:
  Net realized gains .......................     $  591           $ --       $ 7,106
  Net unrealized gains .....................        757             --         1,659
                                                 ------           ----       -------
Net realized and unrealized gains on
 investments ...............................     $1,348           $ --       $ 8,765
                                                 ------           ----       -------
Increase in net assets from operations .....     $2,837           $ --       $23,069
                                                 ======           ====       =======

                                                             Managed Sectors Variable Account
                                               -------------------------------------------------------------
                                                         Compass 2                      Compass 3
                                               ------------------------------ ------------------------------
                                                Accumulation   Annuitization   Accumulation   Annuitization
                                               -------------- --------------- -------------- ---------------
Investment income:
 Interest ....................................     $   57          $ --          $   102           $ --
 Dividends ...................................        119             1              216             --
                                                   ------          ----          -------           ----
  Total investment income ....................     $  176          $  1          $   318           $ --
Expenses .....................................        646             2            1,258             --
                                                   ------          ----          -------           ----
 Net investment loss .........................     $ (470)         $ (1)         $  (940)          $ --
                                                   ------          ----          -------           ----
Realized and unrealized gains (losses) on
 investments:
  Net realized gains .........................     $5,653          $ 39          $10,156           $  5
  Net unrealized gains (losses) ..............      1,147             3            2,598              7
                                                   ------          ----          -------           ----
Net realized and unrealized gains (losses)
 on investments ..............................     $6,800          $ 42          $12,754           $ 12
                                                   ------          ----          -------           ----
Increase (decrease) in net assets from
 operations ..................................     $6,330          $ 41          $11,814           $ 12
                                                   ======          ====          =======           ====


                                                    Managed Sectors Variable Account
                                               -------------------------------------------
                                                    Compass 3 - Level 2
                                               ------------------------------
                                                Accumulation   Annuitization      Total
                                               -------------- --------------- ------------
Investment income:
 Interest ....................................     $   47          $--          $   206
 Dividends ...................................         95           --              431
                                                   ------          ---          -------
  Total investment income ....................     $  142          $--          $   637
Expenses .....................................        522           --            2,428
                                                   ------          ---          -------
 Net investment loss .........................     $ (380)         $--          $(1,791)
                                                   ------          ---          -------
Realized and unrealized gains (losses) on
 investments:
  Net realized gains .........................     $4,708          $ 3          $20,564
  Net unrealized gains (losses) ..............        658           (6)           4,407
                                                   ------          ------       -------
Net realized and unrealized gains (losses)
 on investments ..............................     $5,366          $(3)         $24,971
                                                   ------          -----        -------
Increase (decrease) in net assets from
 operations ..................................     $4,986          $(3)         $23,180
                                                   ======          =====        =======

                                                              Money Market Variable Account
                                              -------------------------------------------------------------
                                                        Compass 2                      Compass 3
                                              ------------------------------ ------------------------------
                                               Accumulation   Annuitization   Accumulation   Annuitization
                                              -------------- --------------- -------------- ---------------
Investment income:
 Interest ...................................     $4,795           $76           $1,348           $ 1
                                                  ------           ---           ------           ---
  Total investment income ...................     $4,795           $76           $1,348           $ 1
Expenses ....................................      1,633             8              485            --
                                                  ------           ---           ------           ---
 Net investment income ......................     $3,162           $68           $  863           $ 1
                                                  ------           ---           ------           ---
Realized and unrealized gains (losses) on
 investments ................................     $   75           $18           $ (108)          $ 2
                                                  ------           ---           ------           ---
Increase in net assets from operations ......     $3,237           $86           $  755           $ 3
                                                  ======           ===           ======           ===


                                                   Money Market Variable Account
                                              ----------------------------------------
                                                   Compass 3 - Level 2
                                              ------------------------------
                                               Accumulation   Annuitization    Total
                                              -------------- --------------- ---------
Investment income:
 Interest ...................................      $870            $ --       $7,090
                                                   ----                       ------
  Total investment income ...................      $870            $ --       $7,090
Expenses ....................................       289              --        2,415
                                                   ----            ----       ------
 Net investment income ......................      $581            $ --       $4,675
                                                   ----            ----       ------
Realized and unrealized gains (losses) on
 investments ................................      $ 13            $ --       $   --
                                                   ----            ----       ------
Increase in net assets from operations ......      $594            $ --       $4,675
                                                   ====            ====       ======

                                                             Total Return Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $ 3,710          $ 72          $ 3,510          $ 7
 Dividends .................................       1,725            34            1,682            4
                                                 -------          ----          -------          ---
  Total investment income ..................     $ 5,435          $106          $ 5,192          $11
Expenses ...................................       2,439            20            2,657            2
                                                 -------          ----          -------          ---
 Net investment income .....................     $ 2,996          $ 86          $ 2,535          $ 9
                                                 -------          ----          -------          ---
Realized and unrealized gains on
 investments:
 Net realized gains ........................     $14,027          $270          $12,998          $28
 Net unrealized gains ......................       4,304            98            7,048           19
                                                 -------          ----          -------          ---
Net realized and unrealized gains on
 investments ...............................     $18,331          $368          $20,046          $47
                                                 -------          ----          -------          ---
Increase in net assets from operations .....     $21,327          $454          $22,581          $56
                                                 =======          ====          =======          ===


                                                  Total Return Variable Account
                                             ----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
                                             -------------- --------------- ---------
Investment income:
 Interest ..................................     $ 1,771          $ 5        $ 9,075
 Dividends .................................         840            2          4,287
                                                 -------          ---        -------
  Total investment income ..................     $ 2,611          $ 7        $13,362
Expenses ...................................       1,243            1          6,362
                                                 -------          ---        -------
 Net investment income .....................     $ 1,368          $ 6        $ 7,000
                                                 -------          ---        -------
Realized and unrealized gains on
 investments:
 Net realized gains ........................     $ 6,475          $17        $33,815
 Net unrealized gains ......................       3,261            9         14,739
                                                 -------          ---        -------
Net realized and unrealized gains on
 investments ...............................     $ 9,736          $26        $48,554
                                                 -------          ---        -------
Increase in net assets from operations .....     $11,104          $32        $55,554
                                                 =======          ===        =======

                                                            World Governments Variable Account
                                               -------------------------------------------------------------
                                                         Compass 2                      Compass 3
                                               ------------------------------ ------------------------------
                                                Accumulation   Annuitization   Accumulation   Annuitization
                                               -------------- --------------- -------------- ---------------
Investment income:
 Interest ....................................     $ 563          $ 5           $ 698          $ 3
                                                   -----          ---           -----          ---
  Total investment income ....................     $ 563          $ 5           $ 698          $ 3
Expenses .....................................       205            1             270           --
                                                   -----          ---           -----          ---
 Net investment income .......................     $ 358          $ 4           $ 428          $ 3
                                                   -----          ---           -----          ---
Realized and unrealized gains (losses) on
 investments:
 Net realized losses .........................     $(570)         $(5)          $(711)         $(3)
 Net unrealized gains (losses) ...............       (40)          --             (75)          --
                                                   -----          ---           -----          ---
Net realized and unrealized gains (losses)
 on investments ..............................     $(610)         $(5)          $(786)         $(3)
                                                   -----          ---           -----          ---
(Decrease) in net assets from operations .....     $(252)         $(1)          $(358)         $--
                                                   =====          ===           =====          ===



                                                   World Governments Variable Account
                                               -------------------------------------------
                                                    Compass 3 - Level 2
                                               ------------------------------
                                                Accumulation   Annuitization      Total
                                               -------------- --------------- ------------
Investment income:
 Interest ....................................     $ 423          $ 5         $ 1,697
                                                   -----          ---         -------
  Total investment income ....................     $ 423          $ 5         $ 1,697
Expenses .....................................       155            1             632
                                                   -----          ---         -------
 Net investment income .......................     $ 268          $ 4         $ 1,065
                                                   -----          ---         -------
Realized and unrealized gains (losses) on
 investments:
 Net realized losses .........................     $(427)         $(5)        $(1,721)
 Net unrealized gains (losses) ...............        23           --             (92)
                                                   -----          ---         -------
Net realized and unrealized gains (losses)
 on investments ..............................     $(404)         $(5)        $(1,813)
                                                   -----          ---         -------
(Decrease) in net assets from operations .....     $(136)         $(1)        $  (748)
                                                   =====          ===         =======

Independent Auditors' Report

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account (the "Variable Accounts") as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the per unit and other data for each of the years in the five-year period ended December 31, 1997. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at December 31, 1997, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                       --------------------------------

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

Members of Boards of Managers and Officers
JOHN D. McNEIL*, Chairman and Member
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts

J. KERMIT BIRCHFIELD, Member
Consultant, Display Technology, Inc. (manufacturer of liquid-crystal display technology), Gloucester, Massachusetts

JAMES R. BORDEWICK Jr.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary

WILLIAM R. GUTOW, Member
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video franchise), Dallas, Texas

DAVID D. HORN*, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Sun Life Assurance Company
of Canada (U.S.)
Annuity Service Mailing Address
c/o Sun Life Annuity Service Center
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

*Affiliated with the Investment Adviser

-------------------------------------------------
 Account Information

 For account information, please call toll free:
 1-800-752-7218 anytime from a touch-tone
 telephone.
 To speak with a customer service representative,
 please call toll free: 1-800-752-7215 any
 business day from 8 a.m. to 6 p.m. Eastern time.
-------------------------------------------------
                                                                 COUS-2 2/98 60M